UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-06349

Name of Fund: BlackRock Latin America Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock
Latin America Fund, Inc., 40 East 52nd Street, New York, NY 10022

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2010

Date of reporting period: 10/31/2010

Item 1 – Report to Stockholders

Annual Report

BlackRock Global Emerging Markets Fund, Inc.

BlackRock Latin America Fund, Inc.

BlackRock International Fund of BlackRock Series, Inc.

October 31, 2010

Not FDIC Insured • No Bank Guarantee • May Lose Value

2 ANNUAL REPORT

OCTOBER 31, 2010

Dear Shareholder

The global economic recovery that began in 2009 has continued on its choppy course this year, delivering mixed but slowly improving economic data and gradual if uneven improvement of investor sentiment. The risks of a double-dip recession continue to recede, but the economy remains mired in a slow-
growth environment. In the United States, the National Bureau of Economic Research declared that the “Great Recession” ended in June 2009. Spanning
December 2007 to June 2009, this marked the longest reported recession since the Great Depression. Structural problems of ongoing deleveraging and weak spending among businesses and households weigh heavily on the pace of economic growth. The unemployment rate remains stubbornly high in the face of sluggish job gains in the private sector. The US dollar, along with other developed market currencies, has experienced devaluation resulting from aggressively easy monetary and fiscal policies. Given these long-standing conditions, the Federal Reserve Board has announced that additional policy action will be taken to combat deflation and unemployment and promote economic growth.

The high levels of volatility experienced in global equity markets throughout 2009 continued into 2010 as mixed economic data and lingering credit issues caused stocks to trade in both directions, but by the end of the first quarter, most markets had managed to post gains. The second quarter, in contrast, brought higher levels of volatility and a “flight to quality” as investor sentiment was dominated by fears of a double-dip recession. Global equity markets saw negative quarterly returns — and for many markets, the first significant downturn since the bull market began in March 2009. In the third quarter, eco-
nomic data turned less negative and strong corporate earnings reports became increasingly consistent. These factors, along with attractive valuations and expectations for additional quantitative easing, drove equity markets higher, with most markets recapturing their second quarter losses. Stocks continued
their rally into the beginning of the fourth quarter, closing out the 12-month period in positive territory. International equities posted gains on both a six-
and 12-month basis. In the United States, both large and small cap equities posted robust gains for the 12-month period, while on a six-month basis, large cap stocks remained relatively flat and small caps turned slightly negative.

In fixed income markets, yields fluctuated but declined significantly over the past 12 months amid heightened uncertainty. Weak economic data, lingering credit problems and, near the end of the period, the expectation of additional quantitative easing drove interest rates lower and bond prices higher.
Treasuries rallied over the period, modestly outperforming the credit spread sectors of the market. Corporate credit spreads benefited from the low interest rate environment and high yield fixed income became increasingly attractive due to declining default rates and better-than-expected results on European bank stress tests. Tax-exempt municipal bonds performed well over the 12-month period, driven primarily by technical factors including favorable supply-
and-demand dynamics.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the 12-month period as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Against this backdrop, the major market averages posted the following returns:
Total Returns as of October 31, 2010	6-month	12-month
US large cap equities (S&P 500 Index)	0.74%	16.52%
US small cap equities (Russell 2000 Index)	(1.24)	26.58
International equities (MSCI Europe, Australasia, Far East Index)	5.74	8.36
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.08	0.12
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	10.63	10.03
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	5.33	8.01
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	3.95	7.78
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	6.73	19.10

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As global economic conditions continue to improve, investors across the world continue to face uncertainty about the future of economic growth. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

THIS PAGE NOT PART OF YOUR FUND REPORT

Fund Summary as of October 31, 2010

BlackRock Global Emerging Markets Fund, Inc.

Portfolio Management Commentary

How did the Fund perform?

• The Fund generated positive results for the 12-month period ended
October 31, 2010, but underperformed its benchmark, the MSCI Emerging
Markets Index.

What factors influenced performance?

• The Fund’s underperformance relative to its benchmark was not attri-
butable to any particular factor. Notable individual securities that did not perform as expected include Russian oil & gas producer OAO Gazprom, which lagged the general market rally due to unresolved concerns around the company’s plans to discontinue engaging in long-term contracts to deliver gas supplies and begin trading in the spot market. Macau-based casino operator Melco Crown Entertainment Ltd. fell on concerns that a proposed government review of the country’s gaming industry would have a negative impact on the company’s revenues; however, we expect Melco to benefit from the region’s economic recovery and, as such, have retained the position. Indian mobile telecommunications operator Reliance
Communications Ltd. also lost ground after the company cut its call charges aggressively in connection with an ongoing tariff war with competi-
tors. Other Indian stocks that underperformed include construction compa-
nies Punj Lloyd Ltd. and Unitech Ltd., both of which reported disappointing earnings in the fourth quarter of 2009.

• Indian stocks that contributed positively to performance include tobacco company ITC Ltd. and, in financials, Axis Bank, which benefited from strong loan growth, increasing profits and lower-than-expected default activity.
Brazilian consumer stock Lojas Renner SA also made a notable positive impact on performance.

Describe recent portfolio activity.

• During the 12-month period, we increased the Fund’s exposure to Latin
America. In particular, we significantly increased exposure to Mexico with the purchase of mobile telecommunications operator America Movil, SA de
CV, following its merger with Telmex. We believe the merger was fundamen-
tally misunderstood by the market and that the post-merger company will have significant strengths versus its competitors as an integrated player. In
Brazil, we added to holdings in Itau Unibanco Holdings SA, which continues to benefit from strong loan growth. Among Brazilian oil companies, we established a new position in OGX Petroleo e Gas Participacoes SA, which offers significant potential from its drilling program in the Campos and
Santos basins, and we reduced our position in Petrobras.

• Outside of Latin America, we exited our position in Russian oil company
Rosneft and added to Chinese oil & gas company CNOOC Ltd. Also in
China, we made new investments in companies benefiting from growth in consumer demand, including the dominant mobile telecommunications operator, China Mobile Ltd. We also added to holdings of Taiwanese electronics manufacturer HON HAI Precision Industry Co., Ltd.

Describe Fund positioning at period end.

• At period end, the Fund was overweight relative to its benchmark in consumer-related sectors and underweight in materials. From a geographic perspective, the Fund was overweight in India, Brazil and Turkey and under-
weight in China, Korea and Taiwan. We remain cautious about China as we are concerned about economic deceleration resulting from the govern-
ment’s policy on the property market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information
Percent of
Long-Term
Ten Largest Holdings	Investments
Itau Unibanco Holdings SA — ADR	5%
America Movil, SA de CV — ADR	4
China Mobile Ltd	4
Vale SA — ADR	3
HON HAI Precision Industry Co., Ltd.	3
MTN Group Ltd.	2
CNOOC Ltd.	2
Cia de Bebidas das Americas, Preference Shares — ADR	2
Morgan Stanley Asia Products Ltd. (ITC Ltd.), due 7/03/14	2
Samsung Electronics Co. Ltd	2

Percent of
Long-Term
Geographic Allocation	Investments
Brazil	19%
China	13
South Korea	10
Taiwan	7
South Africa	7
India	7
Russia	6
Mexico	5
Turkey	5
United States	5
Peru	3
Qatar	2
Indonesia	2
Thailand	2
Panama	1
Cayman Islands	1
Saudi Arabia	1
Poland	1
Israel	1
Luxembourg	1
Chile	1

4 ANNUAL REPORT

OCTOBER 31, 2010

BlackRock Global Emerging Markets Fund, Inc.

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
2 The Fund invests in securities, principally equities, of issuers in countries having smaller capital markets.
3 This unmanaged index measures the total returns of emerging foreign stock markets in Europe, Asia and the Far East.

Performance Summary for the Period Ended October 31, 2010
				Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	10.63%	21.28%	N/A	14.14%	N/A	13.28%	N/A
Investor A	10.49	20.93	14.58%	13.80	12.58%	12.98	12.37%
Investor B	10.01	19.92	15.42	12.87	12.63	12.26	12.26
Investor C	10.03	19.90	18.90	12.89	12.89	12.07	12.07
MSCI Emerging Markets Index	10.16	23.89	N/A	15.28	N/A	14.96	N/A

4 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.
N/A — Not applicable as share class and index do not have a sales charge.

Expense Example
		Actual			Hypothetical[6]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	May 1, 2010	October 31, 2010	During the Period[5]	May 1, 2010	October 31, 2010	During the Period[5]	Expense Ratio
Institutional	$1,000.00	$1,106.30	$ 7.01	$1,000.00	$1,018.55	$ 6.72	1.32%
Investor A	$1,000.00	$1,104.90	$ 8.75	$1,000.00	$1,016.88	$ 8.39	1.65%
Investor B	$1,000.00	$1,100.10	$13.07	$1,000.00	$1,012.75	$12.53	2.47%
Investor C	$1,000.00	$1,100.30	$13.34	$1,000.00	$1,012.50	$12.78	2.52%

5 For each share class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365
(to reflect the one-half year period shown).
6 Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

Past performance is not indicative of future results.

ANNUAL REPORT OCTOBER 31, 2010 5

Fund Summary as of October 31, 2010

BlackRock Latin America Fund, Inc.

Portfolio Management Commentary

How did the Fund perform?

• The Fund outperformed its benchmark, the MSCI Emerging Markets Latin
America Index, for the 12-month period ended October 31, 2010.

What factors influenced performance?

• Stock selection within Brazil was the primary contributor to performance for the period. In particular, an underweight position in oil giant Petroleo
Brasileiro SA and overweight allocations to banks Itau Unibanco Holdings
SA and Banco Bradesco SA helped relative performance. Also benefiting results was a non-benchmark holding of Canadian-listed Colombian oil company Pacific Rubiales Energy Corp. Stock selection in Mexico and Chile, and overweight exposure to Peru and Panama-based Copa Holdings SA, also had a positive impact on performance.

• Detracting from performance was an underweight exposure to Chile and
Colombia. Both of these markets performed well, despite their unattractive valuations, due to significant purchasing activity from local pension funds.

Describe recent portfolio activity.

• During the 12-month period, we exited positions in Brazilian steel and pulp
& paper companies, which reduced the Fund’s exposure to Brazil. Our pur-
chase of non-benchmark stock Pacific Rubiales Energy Corp. initiated Fund exposure to Colombia. We increased exposure to Chile (primarily consumer exposure) and Peru (through increased mining exposure). The Fund’s expo-
sure to Argentina was reduced when we exited our position in Tenaris.

Describe Fund positioning at period end.

• At period end, the Fund remains positioned to benefit from domestic growth, especially in Brazil where the Fund’s notable overweights are in the financial and consumer areas, with particular emphasis on homebuilders. Following the conclusion of the presidential election in Brazil, its market continues to trade at attractive multiples relative to other emerging markets. Mexico, on the other hand, continues to face strong headwinds given that its economy is highly dependent on economic growth in the United States, which has been subpar. Mexican stocks are trading at a premium relative to the aver-
age for emerging markets on a relative value basis. Increasing concerns about security incidents also present challenges for Mexico. Chile continues to trade at a significant premium relative to most markets in the world.

• We continue to maintain selective positions in the smaller markets of the
Latin American region. Overall, we continue to believe that Latin America in general, and Brazil specifically, offers a favorable combination of strong top-down story and attractive bottom-up valuation, resulting in our bullish view of the region.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information
Percent of
Long-Term
Ten Largest Holdings	Investments
Vale SA — ADR	9%
Itau Unubanco Holdings SA — ADR	9
Petroleo Brasileiro SA — ADR	9
America Movil, SA de CV — ADR	9
Banco Bredesco SA — ADR	5
Cia de Bebidas das Americas, Preference Shares — ADR	4
OGX Petroleo e Gas Participacoes SA	4
Fomento Economico Mexicano, SA de CV — ADR	3
Itausa-Investimentos Itau SA, Preference Shares	2
Cia De Minas Buenaventura SA — ADR	2

Percent of
Long-Term
Geographic Allocation	Investments
Brazil	72%
Mexico	17
Peru	4
Chile	3
Colombia	2
Panama	1
Argentina	1

6 ANNUAL REPORT

OCTOBER 31, 2010

BlackRock Latin America Fund, Inc.

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
2 The Fund invests primarily in Latin America equity and debt securities.
3 This unmanaged market-capitalization-weighted index by Morgan Stanley Capital International is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in Argentina, Brazil, Chile and Mexico, which are freely purchasable by foreign investors.

Performance Summary for the Period Ended October 31, 2010
				Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	15.85%	30.52%	N/A	22.35%	N/A	21.00%	N/A
Investor A	15.70	30.15	23.32%	22.02	20.71%	20.69	20.04%
Investor B	15.23	29.06	24.56	21.01	20.82	19.93	19.93
Investor C	15.24	29.15	28.15	21.07	21.07	19.74	19.74
MSCI Emerging Markets Latin America Index	10.34	23.75	N/A	21.31	N/A	20.49	N/A

4 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.
N/A — Not applicable as share class and index do not have a sales charge.

Expense Example
		Actual			Hypothetical[6]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	May 1, 2010	October 31, 2010	During the Period[5]	May 1, 2010	October 31, 2010	During the Period[5]	Expense Ratio
Institutional	$1,000.00	$1,158.50	$ 6.91	$1,000.00	$1,018.80	$ 6.46	1.27%
Investor A	$1,000.00	$1,157.00	$ 8.37	$1,000.00	$1,017.44	$ 7.83	1.54%
Investor B	$1,000.00	$1,152.30	$12.75	$1,000.00	$1,013.35	$11.93	2.35%
Investor C	$1,000.00	$1,152.40	$12.75	$1,000.00	$1,013.35	$11.93	2.35%

5 For each class of the Fund, expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
6 Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

Past performance is not indicative of future results.

ANNUAL REPORT OCTOBER 31, 2010 7

Fund Summary as of October 31, 2010

BlackRock International Fund of BlackRock Series, Inc.

Portfolio Management Commentary

How did the Fund perform?

• Effective March 1, 2010, the Fund changed its primary benchmark from the MSCI EAFE Index to the MSCI All Country World Index ex-US. Fund
management believes the MSCI All Country World Index ex-US is more representative of the industry standard benchmark for funds with similar investment strategies.

• For the 12-month period ended October 31, 2010, the Fund, through its investment in BlackRock Master International Portfolio (the “Portfolio”)
outperformed both the MSCI All Country World Index ex-US and its former benchmark, the MSCI EAFE Index. The following discussion of relative performance pertains to the MSCI All Country World Index ex-US.

What factors influenced performance?

• A combination of stock selection and sector allocation contributed positively to the Fund’s outperformance for the period. The Fund benefited from an overweight in consumer-related sectors and an underweight in the weak financials sector.

• With respect to individual stocks, Taiwanese smartphone manufacturer HTC
Corp. was the largest contributor to performance after reporting strong growth in shipments, which were aided by increasing demand stemming from the global economic recovery. Furthermore, in the consumer area,
Macau-based casino operator Sands China Ltd. performed well on sharply increasing casino revenues in the world’s gambling hub. The Swatch Group
Ltd. benefited from positive economic news from Switzerland suggesting that increasing export activity, supported by the resilient emerging market con-
sumer, was helping the recovery gain traction. Focus Media Holding Ltd. and
German vehicle manufacturer Daimler AG also contributed positively.

• The Portfolio’s position in Greek retail bank EFG Eurobank Ergasis SA detracted from performance following downgrades to Greece’s sovereign debt. Exposure to the energy sector also detracted as share prices declined for companies associated with the oil spill in the Gulf of Mexico, including holdings of Transocean Ltd., which was directly related to the spill.

Describe recent portfolio activity.

• Recently we have focused on the emerging market consumer, high quality stocks offering high yields and the recovery in corporate capital expenditure.
Notable purchases include Rogers Communications, Inc., a leading
Canadian wireless and cable company with attractive growth prospects. We increased the Portfolio’s exposure to Latin America through the purchase of
Telefonica SA, which offers a substantial dividend yield. We also purchased the South American e-commerce company MercadoLibre Inc., which we believe is well positioned to benefit from consumer growth in the region.

• Among the stocks we sold during the period, the most notable was Nestle
SA, which was sold on strength. We reduced the Portfolio’s exposure to
European financial stocks through sales of 3i Group Plc, ING Groep NV
CVA and UniCredit SpA.

Describe Portfolio positioning at period end.

• We continue to believe the mix of economic indicators is commensurate with a period of sustained, but subdued, global growth, rather than a “dou-
ble-dip” recession. We note that many companies currently have huge oper-
ational leverage to support their growth, and weakness in equity markets has allowed us to buy strong companies, trading below what we regard as fair value. We continue to favor companies that we believe offer growth at a rea-
sonable price while our focus remains on the resilient and growing emerging market consumer, particularly in Asia and Latin America, and corporate capi-
tal expenditure, as companies are playing catch-up following the recession, particularly with respect to their investment in information technology.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

8 ANNUAL REPORT

OCTOBER 31, 2010

BlackRock International Fund of BlackRock Series, Inc.

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charges, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.
2 The Fund invests all of its assets in BlackRock Master International Portfolio of BlackRock Master LLC. The Portfolio invests primarily in a diversified portfolio of equity securities of companies located outside of the United States.
3 This unmanaged broad-based index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East.
4 This market capitalization weighted index is designed to provide a broad measure of stock performance throughout the world, with the exception of
US-based companies. The index includes both developed and emerging markets. The Fund now uses this index as its benchmark rather than the
MSCI EAFE Index because Fund management believes it is more representative of the industry standard benchmark for funds with similar strategies.

Performance Summary for the Period Ended October 31, 2010
				Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	13.30%	17.87%	N/A	4.48%	N/A	2.42%	N/A
Investor A	13.24	17.66	11.48%	4.17	3.05%	2.13	1.58%
Investor B	12.55	16.31	11.81	3.10	2.74	1.44	1.44
Investor C	12.78	16.73	15.73	3.41	3.41	1.35	1.35
MSCI EAFE Index	5.74	8.36	N/A	3.31	N/A	3.17	N/A
MSCI All Country World Index ex-US	6.48	12.62	N/A	5.74	N/A	5.02	N/A

5 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.
N/A — Not applicable as share class and index do not have a sales charge.

Expense Example
		Actual			Hypothetical[7]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	May 1, 2010	October 31, 2010	During the Period[6]	May 1, 2010	October 31, 2010	During the Period[6]	Expense Ratio
Institutional	$1,000.00	$1,133.00	$ 9.46	$1,000.00	$1,016.33	$ 8.94	1.76%
Investor A	$1,000.00	$1,132.40	$11.18	$1,000.00	$1,014.71	$10.56	2.08%
Investor B	$1,000.00	$1,125.50	$16.88	$1,000.00	$1,009.32	$15.95	3.15%
Investor C	$1,000.00	$1,127.80	$14.96	$1,000.00	$1,011.14	$14.14	2.79%

6 For each class of the Fund, expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
7 Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

Past performance is not indicative of future results.

ANNUAL REPORT OCTOBER 31, 2010 9

About Fund Performance

• Institutional Shares are not subject to any sales charge. Institutional
Shares bear no ongoing distribution or service fees and are available only to eligible investors.

• Investor A Shares incur a maximum initial sales charge (front-end load) of
5.25% and a service fee of 0.25% per year (but no distribution fee).

• Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B
Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A
Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares of the Funds are only available through exchanges and dividend reinvestments by existing shareholders or for purchase by certain qualified employee benefit plans.

• Investor C Shares are subject to a distribution fee of 0.75% and a service fee of 0.25%. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the per-
formance data quoted. Refer to www.blackrock.com/funds to obtain per-
formance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Funds may charge a 2%
redemption fee for sales or exchanges of shares within 30 days of pur-
chase or exchange. Performance data does not reflect this potential fee.
Figures shown in the performance tables on pages 5, 7 and 9 assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, dis-
tribution fees including 12b-1 fees and other Fund expenses. The expense examples on pages 5, 7 and 9 (which are based on a hypothetical invest-
ment of $1,000 invested on May 1, 2010 and held through October 31,
2010) are intended to assist shareholders both in calculating expenses based on an investment in the Funds and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these
Funds and other funds, compare the 5% hypothetical examples with the
5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’
ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypotheti-
cal examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds and Portfolio may invest in various derivative instruments, including foreign currency exchange contracts and options, as specified in Note 2 of the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction and illiquidity of the derivative instru-
ment. The Funds’ and Portfolio’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Funds and Portfolio to sell or purchase portfolio securities at inopportune times or at distressed values, may limit the amount of appreciation the Funds and Portfolio can realize on an investment or may cause the Funds and Portfolio to hold a security that they might otherwise sell. The Funds’ and Portfolio’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

10 ANNUAL REPORT

OCTOBER 31, 2010

Schedule of Investments October 31, 2010

BlackRock Global Emerging Markets Fund, Inc.
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Brazil — 19.1%
Cia de Bebidas das Americas, Preference
Shares — ADR	52,018	$ 7,242,986
Cia de Concessoes Rodoviarias	168,010	4,545,351
Cia Energetica de Minas Gerais — ADR	273,203	4,873,942
Cyrela Brazil Realty SA	355,444	4,887,538
Itau Unibanco Holdings SA — ADR	638,261	15,675,690
Lojas Renner SA	87,243	3,461,397
OGX Petroleo e Gas Participacoes SA (a)	431,000	5,634,964
Petroleo Brasileiro SA — ADR	97,934	3,054,561
Vale SA — ADR	351,990	10,112,673
		59,489,102
Chile — 0.5%
Empresa Nacional de Telecomunicaciones SA	98,000	1,558,704
China — 14.3%
Bank of China Ltd.	9,772,000	5,869,372
CNOOC Ltd.	3,501,000	7,309,101
China Coal Energy Co.	2,373,000	4,126,006
China Mobile Ltd.	1,108,000	11,315,243
Ctrip.com International Ltd. — ADR (a)	61,563	3,205,586
Focus Media Holding Ltd. — ADR (a)	184,579	4,568,330
Melco Crown Entertainment Ltd. — ADR (a)	693,117	4,345,844
Want Want China Holdings Ltd.	3,890,000	3,595,451
		44,334,933
Egypt — 0.3%
Orascom Construction Industries — GDR	12,285	570,325
Orascom Construction Industries	5,704	259,763
		830,088
Indonesia — 1.5%
Bank Rakyat Indonesia Tbk PT	3,746,000	4,795,904
Israel — 1.1%
Teva Pharmaceutical Industries Ltd. — ADR	65,405	3,394,519
Luxembourg — 0.9%
Oriflame Cosmetics SA — SDR	48,744	2,762,429
Mexico — 5.2%
America Movil, SA de CV — ADR	227,564	13,030,315
Fomento Economico Mexicano, SA de CV — ADR	57,719	3,169,350
		16,199,665
Panama — 1.2%
Copa Holdings SA, Class A	73,947	3,751,331
Peru — 2.6%
Cia de Minas Buenaventura SA — ADR	92,840	4,924,233
Credicorp Ltd.	24,019	3,023,512
		7,947,745
Poland — 1.1%
Bank Pekao SA	53,872	3,516,338
Russia — 5.6%
Evraz Group SA — GDR (a)	123,000	3,729,360
MMC Norilsk Nickel — ADR	172,379	3,208,024
OAO Gazprom — ADR	145,829	3,186,364
Uralkali — GDR	125,624	3,104,166
VTB Bank OJSC — GDR	69,009	456,839
VimpelCom Ltd. — ADR (a)	240,281	3,683,508
		17,368,261
South Africa — 7.1%

Common Stocks	Shares	Value
African Bank Investments Ltd.	834,725	$ 4,278,281
Aveng Ltd.	500,827	3,147,995
Foschini Ltd.	280,968	3,407,937
MTN Group Ltd.	420,922	7,572,361
Tiger Brands Ltd.	141,727	3,799,271
		22,205,845
South Korea — 9.5%
Celltrion, Inc. (a)	78,008	1,728,367
Doosan Infracore Co. Ltd. (a)	224,880	5,564,956
Hyundai Mobis	21,868	5,445,802
LG Chem Ltd.	14,656	4,535,046
NHN Corp. (a)	19,138	3,386,028
Samsung Electronics Co., Ltd.	9,017	5,982,110
Shinhan Financial Group Co., Ltd.	78,113	3,026,114
		29,668,423
Taiwan — 7.2%
Acer, Inc.	1,147,000	3,340,187
Delta Electronics, Inc.	1,024,000	4,230,387
HON HAI Precision Industry Co., Ltd.	2,022,280	7,648,336
Taiwan Semiconductor Manufacturing Co., Ltd.	2,341,000	4,816,165
Taiwan Semiconductor Manufacturing
Co., Ltd. — ADR	220,580	2,406,528
		22,441,603
Thailand — 1.5%
Banpu PCL	63,200	1,636,270
Kasikornbank PCL	754,500	2,949,884
		4,586,154
Turkey — 4.6%
Koza Altin Isletmeleri AS	254,801	3,015,183
Sekerbank TAS	1,335,074	1,674,027
Turk Hava Yollari (a)	633,076	2,598,669
Turkiye Garanti Bankasi AS	381,535	2,303,126
Yapi ve Kredi Bankasi (a)	1,284,833	4,846,161
		14,437,166
Total Common Stocks — 83.3%		259,288,210
	Par
Structured Notes	(000)
India — 6.9%
Deutsche Bank AG:
(Axis Bank), due 8/17/17	$ 146	4,791,411
(Lanco Infratech Ltd.), due 11/23/16 (a)	2,522	3,591,861
Morgan Stanley Asia Products Ltd. (ITC Ltd.),
due 7/03/14	1,676	6,457,940
Morgan Stanley BV (Rolta India Ltd.), due 5/26/14	479	1,800,439
UBS AG (Glenmark Pharmaceuticals Ltd.),
due 12/18/12	621	4,733,778
		21,375,429
Qatar — 2.3%
Deutsche Bank AG (Commercial Bank of Qatar Inc.),
due 5/26/17	142	3,249,000
Morgan Stanley BV (Industries Qatar), due 11/30/10	120	3,793,540
		7,042,540
Saudi Arabia — 1.1%

Portfolio Abbreviations
To simplify the listings of portfolio holdings in	ADR	American Depositary Receipts	KRW	South Korean Won
the Schedules of Investments, the names and	BRL	Brazilian Real	MXN	Mexican Peso
descriptions of many of the securities have been	CAD	Canadian Dollar	SDR	Swedish Depositary Receipts
abbreviated according to the following list:	CLP	Chilean Peso	USD	US Dollar
	GDR	Global Depositary Receipts	ZAR	South African Rand
See Notes to Financial Statements.

ANNUAL REPORT

OCTOBER 31, 2010

Schedule of Investments (continued)

BlackRock Global Emerging Markets Fund, Inc.
(Percentages shown are based on Net Assets)

	Par
Structured Notes	(000)	Value
HSBC Bank Plc:
(Abdullah Al Othaim Markets), due 9/05/11	$ 97	$ 1,830,008
(Co. for Cooperative Insurance), due 9/24/11 (a)	66	1,754,634
		3,584,642
United States — 4.5%
Citigroup Global Markets Holdings, Inc.:
(United Phosphorus), due 10/24/12	709	3,166,735
(Yes Bank Ltd.) due 10/24/12 (a)	385	3,098,865
JPMorgan Structured Products BV (Larsen
& Toubro) due 9/08/14 (a)	102	4,631,820
UBS AG (Unitech Ltd.), due 6/16/11 (a)	1,639	3,201,655
		14,099,075
Total Structured Notes — 14.8%		46,101,686
Total Long-Term Investments
(Cost — $242,095,153) — 98.1%		305,389,896
Short-Term Securities	Shares
Time Deposits — 0.8%
United States — 0.8%
Brown Brothers Harriman & Co., 0.11%, 11/01/2010	2,398	2,397,891
Money Market Fund — 0.8%
BlackRock Liquidity Funds, TempFund, Institutional
Class, 0.21% (b)(c)	2,579,161	2,579,161
Total Short-Term Securities
(Cost — $4,977,052) — 1.6%		4,977,052
Total Investments (Cost — $247,072,205*) — 99.7%		310,366,948
Other Assets Less Liabilities — 0.3%		1,002,742
Net Assets — 100.0%		$ 311,369,690

* The cost and unrealized appreciation (depreciation) of investments as of
October 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 252,829,837
Gross unrealized appreciation	$ 58,794,013
Gross unrealized depreciation	(1,256,902)
Net unrealized appreciation	$ 57,537,111

(a) Non-income producing security.
(b) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, were as follows:

	Shares Held at		Shares Held at
	October 31,	Net	October 31,
Affiliate	2009	Activity	2010	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class	6,661,505	(4,082,344)	2,579,161	$8,582
(c) Represents the current yield as of report date.

• Foreign currency exchange contracts as of October 31, 2010 were as follows:

Currency	Currency	Settlement Unrealized
Purchased	Sold	Counterparty Date	Depreciation
USD	2,694,160	KRW 3,033,220,342	Brown
Brothers
Harriman & Co. 11/01/2010	$(1,437)
ZAR	3,201,072	USD	463,225	JPMorgan
Chase
Bank NA	11/01/2010	(6,256)
CLP 771,509,606	USD	1,586,163	Brown
Brothers
Harriman & Co. 11/02/2010	(8,917)
Total	$ (16,610)

See Notes to Financial Statements.

12 ANNUAL REPORT

OCTOBER 31, 2010

Schedule of Investments (concluded)

BlackRock Global Emerging Markets Fund, Inc.

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for iden-
tical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments and derivatives)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following tables summarize the inputs used as of October 31, 2010 in deter-
mining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in
Securities:
Common Stocks:
Brazil	$ 59,489,102	—	—	$ 59,489,102
Chile	1,558,704	—	—	1,558,704
China	12,119,760	$ 32,215,173	—	44,334,933
Egypt	570,325	259,763	—	830,088
Indonesia	—	4,795,904	—	4,795,904
Israel	3,394,519	—	—	3,394,519
Luxembourg	—	2,762,429	—	2,762,429
Mexico	16,199,665	—	—	16,199,665
Panama	3,751,331	—	—	3,751,331
Peru	7,947,745	—	—	7,947,745
Poland	—	3,516,338	—	3,516,338
Russia	17,368,261	—	—	17,368,261
South Africa	—	22,205,845	—	22,205,845
South Korea .	—	29,668,423	—	29,668,423
Taiwan	2,406,528	20,035,075	—	22,441,603
Thailand	—	4,586,154	—	4,586,154
Turkey	—	14,437,166	—	14,437,166
Structured Notes:
India	—	—	$ 21,375,429	21,375,429
Qatar	—	—	7,042,540	7,042,540
Saudi Arabia .	—	—	3,584,642	3,584,642
United States	—	—	14,099,075	14,099,075
Short-Term
Securities:
Time Deposits	—	2,397,891	—	2,397,891
Money Market
Fund	2,579,161	—	—	2,579,161
Total	$127,385,101	$136,880,161	$ 46,101,686	$310,366,948

Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total
Liabilities:
Foreign
currency
exchange
contracts	—	$(16,610)	—	$(16,610)

1 Derivative financial instruments are foreign currency exchange contracts.
Foreign currency exchange contracts are shown at the unrealized appreciation/
depreciation on the instrument.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Structured
Notes
Assets:
Balance, as of October 31, 2009	$ 18,760,194
Accrued discounts/premiums	—
Net realized gain (loss)	426,583
Net change in unrealized appreciation/depreciation[2]	6,789,812
Purchases	43,587,833
Sales	(23,462,736)
Transfers in3	—
Transfers out[3]	—
Balance, as of October 31, 2010	$ 46,101,686

2 Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/
depreciation on securities still held at October 31, 2010 was $6,540,830.
3 The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

ANNUAL REPORT

OCTOBER 31, 2010

Schedule of Investments October 31, 2010

BlackRock Latin America Fund, Inc.
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Argentina — 0.6%
Ternium SA — ADR	170,000	$ 5,827,600
Brazil — 66.4%
AES Tiete SA	179,000	2,091,825
AES Tiete SA, Preference Shares	184,000	2,553,902
Anhanguera Educaional Participacoes SA	545,000	10,660,883
BM&F Bovespa SA	1,860,000	15,511,851
BR Malls Participacoes SA	530,000	4,978,004
BR Properties SA	580,000	5,618,185
Banco ABC Brasil SA, Preference Shares	505,000	4,648,150
Banco Bradesco SA — ADR	2,550,000	53,040,000
Banco do Brasil SA	1,050,000	20,329,354
Banco Industrial e Comercial SA, Preference Shares	555,000	5,144,269
Bradespar SA, Preference Shares	795,000	20,105,276
Cia de Bebidas das Americas, Preference
Shares — ADR	308,000	42,885,920
Cia de Concessoes Rodoviarias	475,000	12,850,673
Cia Energetica de Minas Gerais — ADR (a)	615,000	10,971,600
Cia Energetica de Minas Gerais, Preference Shares	49,000	858,790
Cia Energetica de Sao Paulo, Preference ‘B’ Shares	610,000	9,543,022
Cyrela Brazil Realty SA	1,390,000	19,113,215
Diagnosticos da America SA	387,000	4,700,082
Hypermarcas SA (b)	860,000	14,212,786
Iguatemi Empresa de Shopping Centers SA	105,000	2,455,949
Iochpe-Maxion SA	555,000	8,029,759
Itau Unibanco Holdings SA — ADR	3,840,000	94,310,400
Itau Unibanco Holdings SA — ADR (c)	500,000	12,280,000
Itausa-Investimentos Itau SA, Preference Shares	2,760,000	21,605,364
Light SA	187,000	2,355,784
Localiza Rent A Car SA	625,000	10,347,439
Lojas Renner SA	50,000	1,983,768
MRV Engenharia e Participacoes SA	220,000	2,141,387
Marcopolo SA, Preference Shares	665,000	2,659,531
Metalfrio Solutions SA	165,000	1,211,080
Multiplus SA	570,000	9,554,196
Natura Cosmeticos SA	2,000	57,166
OGX Petroleo e Gas Participacoes SA (b)	2,782,300	36,376,245
PDG Realty SA Empreendimentos e Participacoes	1,450,000	17,951,244
Petroleo Brasileiro SA — ADR	3,010,000	93,881,900
Profarma Distribuidora de Produtos
Farmaceuticos SA	362,000	3,534,200
Rossi Residencial SA	274,000	2,686,338
Tim Participacoes SA — ADR	149,000	4,806,740
Totvs SA	57,000	5,172,675
Tractebel Energia SA	357,000	5,375,051
Vale SA — ADR	3,425,000	98,400,250
Weg SA	202,000	2,637,417
		699,631,670
Chile — 3.5%
Banco Santander Chile SA — ADR (a)	132,000	12,228,480
Empresa Nacional de Electricidad SA — ADR	112,000	5,976,320
Empresa Nacional de Telecomunicaciones SA	298,000	4,739,732
Empresas La Polar SA	278,000	1,982,856
Lan Airlines SA	159,000	4,939,191
SACI Falabella	725,000	7,262,598
		37,129,177
Colombia — 1.6%
Pacific Rubiales Energy Corp. (b)	535,000	17,053,486
Mexico — 16.9%
America Movil, SA de CV — ADR	1,570,000	89,898,200
Banco Compartamos SA de CV	645,500	4,547,983
Empresas ICA Sociedad Controladora, SA de CV (b)	915,000	2,412,731
Fomento Economico Mexicano, SA de CV — ADR	565,000	31,024,150
Genomma Lab Internacional SA de CV (b)	3,520,000	7,585,617
Grupo Mexico, SA de CV	4,310,000	14,195,635

Common Stocks		Shares	Value
Mexico (concluded)
Grupo Televisa, SA — ADR	780,000		$ 17,511,000
Wal-Mart de Mexico, SA de CV	4,070,000		11,140,752
			178,316,068
Panama — 1.0%
Copa Holdings SA, Class A	208,000		10,551,840
Peru — 4.0%
Cia de Minas Buenaventura SA — ADR	405,000		21,481,200
Credicorp Ltd.		83,000	10,448,040
Southern Copper Corp.	252,000		10,785,600
			42,714,840
Total Common Stocks — 94.0%			991,224,681
		Par
Corporate Bonds		(000)
Brazil — 0.1%
Lupatech SA, 6.50%, 4/15/18 (d)	BRL	2,128	1,266,510
Total Corporate Bonds — 0.1%			1,266,510
Structured Notes
Brazil — 4.2%
Deutsche Bank AG (Cyrela Brazil Realty SA),
due 6/09/15	USD	325	4,466,800
Morgan Stanley BV:
(Cyrela Brazil Realty SA Empreendimentos e
Participacoes), due 4/05/12		400	5,552,400
(Hypermarcas SA), due 6/12/11		25	416,168
(Itausa — Investimentos Itau SA), due 4/05/12		6	46,583
(Lojas Renner SA), due 11/17/10		400	16,216,080
(Lojas Renner SA), due 3/04/11		50	2,030,920
(Lojas Renner SA), due 7/29/11		33	1,322,356
(MRV Engenharia e Participacoes SA)
due 10/29/12		425	4,126,580
(Natura Cosmetico SA), due 7/29/11		95	2,744,901
(Natura Cosmeticos SA), due 10/29/12		27	761,057
(OGX Petroleo e Gas Participacoes SA),
due 4/05/12		162	2,118,707
(PDG Realty SA), due 4/05/12		177	2,205,526
(Rossi Residencial SA), due 4/05/12		200	1,988,540
Total Structured Notes — 4.2%			43,996,618
Total Long-Term Investments
(Cost — $654,332,313) — 98.3%			1,036,487,809
Short-Term Securities		Shares
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.21% (e)(f)	5,978,803		$ 5,978,803
	Beneficial
		Interest
		(000)
BlackRock Liquidity Series, LLC Money
Market Series, 0.39% (e)(f)(g)	USD	62,122	62,121,755
Total Short-Term Securities
(Cost — $68,100,558) — 6.5%			68,100,558
Total Investments (Cost — $722,432,871*) — 104.8%			1,104,588,367
Liabilities in Excess of Other Assets — (4.8)%			(50,534,016)
Net Assets — 100.0%			$1,054,054,351

See Notes to Financial Statements.

14 ANNUAL REPORT

OCTOBER 31, 2010

Schedule of Investments (concluded)

BlackRock Latin America Fund, Inc.

* The cost and unrealized appreciation (depreciation) of investments as of
October 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 769,430,741
Gross unrealized appreciation	$ 338,404,175
Gross unrealized depreciation	(3,246,549)
Net unrealized appreciation	$ 335,157,626

(a) Security, or a portion of security, is on loan.
(b) Non-income producing security.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(d) Convertible security.
(e) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, were as follows:

	Shares/Beneficial		Shares/Beneficial
	Interest Held at	Net	Interest Held at
Affiliate	October 31, 2009	Activity	October 31, 2010	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class	9,596,587	(3,617,784) 5,978,803		$ 13,219
BlackRock
Liquidity Series,
LLC Money
Market Series	$156,541,250	$(94,419,495)	$62,121,755	$ 158,589

(f) Represents the current yield as of report date.
(g) Security was purchased with the cash collateral from loaned securities.
• Foreign currency exchange contracts as of October 31, 2010 were as follows:

						Unrealized
Currency		Currency			Settlement	Appreciation
Purchased			Sold	Counterparty	Date	(Depreciation)
USD	153,157	CAD	158,104	State Street
				Global Markets	11/01/10	$ (1,862)
USD	275,784	MXN	3,441,914	State Street
				Global Markets	11/01/10	(2,959)
USD	126,050	CLP	61,310,912	Brown Brothers
				Harriman & Co.	11/02/10	709
Total						$ (4,112)

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for iden-
tical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments and derivatives)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of October 31, 2010 in deter-
mining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in
Securities:
Common Stocks:
Argentina	$ 5,827,600	—	—	$ 5,827,600
Brazil	699,631,670	—	—	699,631,670
Chile	37,129,177	—	—	37,129,177
Colombia	17,053,486	—	—	17,053,486
Mexico	178,316,068	—	—	178,316,068
Panama	10,551,840	—	—	10,551,840
Peru	42,714,840	—	—	42,714,840
Corporate
Bonds	—	—	$ 1,266,510	1,266,510
Structured
Notes	—	—	43,996,618	43,996,618
Short-Term
Securities	5,978,803	$62,121,755	—	68,100,558
Total	$997,203,484	$62,121,755	$45,263,128	$1,104,588,367
Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency
exchange contracts	—	$ 709	—	$ 709
Liabilities:
Foreign currency
exchange contracts	—	(4,821)	—	(4,821)
Total	—	$ (4,112)	—	$ (4,112)

1 Derivative financial instruments are foreign currency exchange contracts.
Foreign currency exchange contracts are shown at the unrealized appreciation/
depreciation on the instrument.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Corporate	Structured
	Bonds	Notes	Total
Assets:
Balance, as of October 31, 2009	$ 1,753,383	$ 20,909,528	$ 22,662,911
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	6,239,023	6,239,023
Net change in unrealized
appreciation/depreciation[2]	(209,321)	3,528,997	3,319,676
Purchases	—	31,464,465	31,464,465
Sales	(277,552)	(18,145,395)	(18,422,947)
Transfers in3	—	—	—
Transfers out[3]	—	—	—
Balance, as of October 31, 2010	$ 1,266,510	$ 43,996,618	$ 45,263,128

2 Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/deprecia-
tion on securities still held at October 31, 2010 was $8,108,613.
3 The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

ANNUAL REPORT

OCTOBER 31, 2010

Statements of Assets and Liabilities
	BlackRock	BlackRock
	Global Emerging	Latin	BlackRock
	Markets	America	International
October 31, 2010	Fund, Inc.	Fund, Inc.	Fund
Assets
Investments at value — unaffiliated[1,2]	$ 307,787,787	$1,036,487,809	—
Investment at value — Master International Portfolio of BlackRock Master LLC (the “Portfolio”) (cost $55,070,995)	—	—	$ 65,317,863
Investments at value — affiliated[3]	2,579,161	68,100,558	—
Unrealized appreciation on foreign currency exchange contracts	—	709	—
Foreign currency at value[4]	2,569,700	453,292	—
Investments sold receivable	2,695,597	18,093,901	—
Capital shares sold receivable	828,894	12,668,076	125,279
Dividends receivable	324,484	2,834,111	—
Prepaid expenses	26,668	33,375	29,681
Interest receivable	—	44,130	—
Securities lending income receivable — affiliated	—	15,503	—
Other assets	226	828	—
Total assets	316,812,517	1,138,732,292	65,472,823
Liabilities
Collateral on securities loaned, at value	—	62,121,755	—
Unrealized depreciation on foreign currency exchange contracts	16,610	4,821	—
Investments purchased payable	4,120,437	10,696,522	—
Capital shares redeemed payable	746,587	9,862,657	83,520
Investment advisory fees payable	250,499	821,763	—
Deferred foreign capital gain tax	67,906	340,017	—
Distribution fees payable	62,378	305,840	27,314
Other affiliates payable	3,883	16,181	399
Officer's and Directors' fees payable	72	226	9
Administration fees payable	—	—	12,760
Contributions payable to the Portfolio	—	—	41,759
Other accrued expenses payable	172,415	475,579	93,032
Other liabilities payable	2,040	32,580	—
Total liabilities	5,442,827	84,677,941	258,793
Net Assets	$ 311,369,690	$1,054,054,351	$ 65,214,030
Net Assets Consist of
Paid-in capital	$ 291,691,709	$ 774,888,939	$ 90,080,994
Undistributed (accumulated) net investment income (loss)	728,820	858,976	(181,468)
Accumulated net realized loss	(44,249,792)	(103,567,727)	—
Net unrealized appreciation/depreciation	63,198,953	381,874,163	—
Accumulated net realized loss allocated from the Portfolio	—	—	(34,932,364)
Net unrealized appreciation/depreciation allocated from the Portfolio	—	—	10,246,868
Net Assets	$ 311,369,690	$1,054,054,351	$ 65,214,030
[1] Investments at cost — unaffiliated	$ 244,493,044	$ 654,332,313	—
[2] Securities loaned at value	—	$ 60,150,176	—
[3] Investments at cost — affiliated	$ 2,579,161	$ 68,100,558	—
[4] Foreign currency at cost	$ 2,565,394	$ 505,207	—
Net Asset Value
Institutional:
Net assets	$ 123,006,574	$ 200,980,363	$ 2,645,253
Shares outstanding, 100 million shares authorized	5,999,481	2,667,164	205,656
Par value per share	$ 0.10	$ 0.10	$ 0.0001
Net asset value	$ 20.50	$ 75.35	$ 12.86
Investor A:
Net assets	$ 144,975,779	$ 616,663,759	$ 37,034,532
Shares outstanding, 100 million shares authorized	7,320,005	8,325,046	2,926,117
Par value per share	$ 0.10	$ 0.10	$ 0.0001
Net asset value	$ 19.81	$ 74.07	$ 12.66
Investor B:
Net assets	$ 4,676,611	$ 18,660,469	$ 11,898,336
Shares outstanding, 100 million shares authorized	264,168	269,218	1,005,069
Par value per share	$ 0.10	$ 0.10	$ 0.0001
Net asset value	$ 17.70	$ 69.31	$ 11.84
Investor C:
Net assets	$ 38,710,726	$ 217,749,760	$ 13,635,909
Shares outstanding, 100 million shares authorized	2,246,910	3,206,039	1,136,142
Par value per share	$ 0.10	$ 0.10	$ 0.0001
Net asset value	$ 17.23	$ 67.92	$ 12.00
See Notes to Financial Statements.

16 ANNUAL REPORT

OCTOBER 31, 2010

Statements of Operations
	BlackRock	BlackRock
	Global Emerging	Latin	BlackRock
	Markets	America	International
Year Ended October 31, 2010	Fund, Inc.	Fund, Inc.	Fund
Investment Income
Interest	$ 333	$ 103,092	—
Dividends	5,729,503	22,934,876	—
Foreign taxes withheld	(498,564)	(1,815,019)	—
Dividends — affiliated	8,582	13,219	—
Securities lending — affiliated	—	158,589	—
Investment income allocated from the Portfolio:
Dividends	—	—	$ 1,101,708
Income — affiliated	—	—	3,121
Foreign taxes withheld	—	—	(100,924)
Expenses	—	—	(658,508)
Total income	5,239,854	21,394,757	345,397
Expenses
Investment advisory	2,534,474	8,414,848	—
Service — Investor A	313,782	1,234,845	78,963
Service and distribution — Investor B	46,551	179,981	157,602
Service and distribution — Investor C	317,446	1,807,260	124,824
Transfer agent — Institutional	98,974	171,372	9,493
Transfer agent — Investor A	219,594	729,196	98,780
Transfer agent — Investor B	12,094	44,372	106,818
Transfer agent — Investor C	84,047	343,330	35,247
Administration	—	—	159,676
Custodian	173,348	458,785	—
Professional	120,245	77,795	64,523
Accounting services	99,914	255,461	—
Registration	88,732	131,007	55,846
Printing	45,132	109,935	20,484
Officer and Directors	10,909	22,783	33
Miscellaneous	32,975	45,286	13,186
Total expenses	4,198,217	14,026,256	925,475
Less fees waived by advisor	(3,315)	(5,031)	—
Total expenses after fees waived	4,194,902	14,021,225	925,475
Net investment income (loss)	1,044,952	7,373,532	(580,078)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	30,105,751[1]	52,842,327[2]	—
Foreign currency transactions	(438,825)	(1,568,796)	—
Investments and foreign currency transactions allocated from the Portfolio	—	—	6,856,088
	29,666,926	51,273,531	6,856,088
Net change in unrealized appreciation/depreciation on:
Investments	20,408,040[3]	155,280,266[4]	—
Foreign currency transactions	(26,827)	96,356	—
Investments and foreign currency transactions allocated from the Portfolio	—	—	2,749,700
	20,381,213	155,376,622	2,749,700
Total realized and unrealized gain	50,048,139	206,650,153	9,605,788
Net Increase in Net Assets Resulting from Operations	$ 51,093,091	$ 214,023,685	$ 9,025,710

1 Including $2,040 foreign capital gain tax.
2 Including $32,580 foreign capital gain tax.
3 Net of $67,906 deferred foreign capital gain tax.
4 Net of $340,017 deferred foreign capital gain tax.

See Notes to Financial Statements.

ANNUAL REPORT

OCTOBER 31, 2010

Statements of Changes in Net Assets
	BlackRock Global Emerging		BlackRock Latin		BlackRock
	Markets Fund, Inc.		America Fund, Inc.		International Fund
	Year Ended October 31,		Year Ended October 31,		Year Ended October 31,
Increase (Decrease) in Net Assets:	2010	2009	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 1,044,952	$ 1,267,163	$ 7,373,532	$ 5,021,003	$ (580,078)	$ 64,482
Net realized gain (loss)	29,666,926	(23,216,908)	51,273,531	(72,628,541)	6,856,088	(15,605,920)
Net change in unrealized appreciation/depreciation	20,381,213	106,105,709	155,376,622	364,608,806	2,749,700	31,035,081
Net increase in net assets resulting from operations	51,093,091	84,155,964	214,023,685	297,001,268	9,025,710	15,493,643
Dividends to Shareholders From
Net investment income:
Institutional	(571,284)	(252,551)	(2,062,764)	—	—	—
Investor A	(495,119)	(232,391)	(7,759,663)	—	—	—
Investor B	—	—	(151,277)	—	—	—
Investor C	(20,174)	—	(1,878,791)	—	—	—
Decrease in net assets resulting from dividends
to shareholders	(1,086,577)	(484,942)	(11,852,495)	—	—	—
Capital Share Transactions
Net increase (decrease) in net assets derived
from capital share transactions	32,159,861	18,024,424	92,196,491	142,193,743	(10,726,181)	(7,735,440)
Redemption Fee
Redemption fee	24,599	7,513	232,820	162,049	21,640	15,098
Net Assets
Total increase (decrease) in net assets	82,190,974	101,702,959	294,600,501	439,357,060	(1,678,831)	7,773,301
Beginning of year	229,178,716	127,475,757	759,453,850	320,096,790	66,892,861	59,119,560
End of year	$ 311,369,690	$ 229,178,716	$1,054,054,351	$ 759,453,850	$ 65,214,030	$ 66,892,861
Undistributed (distributions in excess of) net
investment income	$ 728,820	$ 1,086,964	$ 858,976	$ 6,907,334	$ (181,468)	$ 60,661

See Notes to Financial Statements.

18 ANNUAL REPORT

OCTOBER 31, 2010

Financial Highlights			BlackRock Global Emerging Markets Fund, Inc.
			Period
			July 1, 2008
	Year Ended October 31,				Year Ended June 30,
			to October 31,
	2010	2009	2008	2008	2007[1]	2006[1]
			Institutional
Per Share Operating Performance
Net asset value, beginning of period	$ 17.01	$ 10.17	$ 22.45	$ 27.91	$ 24.14	$ 17.74
Net investment income[2]	0.13	0.14	0.07	0.12	0.09	0.22
Net realized and unrealized gain (loss)[3]	3.47	6.75	(10.34)	1.28	8.37	6.28
Net increase (decrease) from investment operations	3.60	6.89	(10.27)	1.40	8.46	6.50
Dividends and distributions from:
Net investment income	(0.11)	(0.05)	(0.01)	-	(0.28)	(0.10)
Net realized gain	—	—	(2.00)	(6.86)	(4.41)	—
Total dividends and distributions	(0.11)	(0.05)	(2.01)	(6.86)	(4.69)	(0.10)
Net asset value, end of period	$ 20.50	$ 17.01	$ 10.17	$ 22.45	$ 27.91	$ 24.14
Total Investment Return[4]
Based on net asset value	21.28%	68.14%	(48.15)%[5]	3.84%	41.99%	36.80%
Ratios to Average Net Assets
Total expenses	1.33%	1.48%	1.56%[6]	1.40%	1.44%	1.50%
Total expenses after fees waived	1.33%	1.48%	1.54%[6]	1.37%	1.40%	1.50%
Net investment income	0.71%	1.10%	1.31%[6]	0.45%	0.36%	0.99%
Supplemental Data
Net assets, end of period (000)	$ 123,007	$ 86,173	$ 42,803	$ 80,399	$ 86,385	$ 73,914
Portfolio turnover	135%	191%	76%	163%	140%	121%
			Investor A
Per Share Operating Performance
Net asset value, beginning of period	$ 16.45	$ 9.85	$ 21.80	$ 27.27	$ 23.68	$ 17.41
Net investment income[2]	0.07	0.10	0.05	0.04	0.02	0.17
Net realized and unrealized gain (loss)[3]	3.36	6.53	(10.02)	1.25	8.21	6.16
Net increase (decrease) from investment operations	3.43	6.63	(9.97)	1.29	8.23	6.33
Dividends and distributions from:
Net investment income	(0.07)	(0.03)	—	—	(0.23)	(0.06)
Net realized gain	—	—	(1.98)	(6.76)	(4.41)	—
Total dividends and distributions	(0.07)	(0.03)	(1.98)	(6.76)	(4.64)	(0.06)
Net asset value, end of period	$ 19.81	$ 16.45	$ 9.85	$ 21.80	$ 27.27	$ 23.68
Total Investment Return[4]
Based on net asset value	20.93%	67.59%	(48.18)%[5]	3.49%	41.66%	36.46%
Ratios to Average Net Assets
Total expenses	1.65%	1.83%	1.87%[6]	1.68%	1.71%	1.75%
Total expenses after fees waived	1.65%	1.83%	1.85%[6]	1.65%	1.66%	1.75%
Net investment income	0.43%	0.80%	0.98%[6]	0.16%	0.10%	0.74%
Supplemental Data
Net assets, end of period (000)	$ 144,976	$ 111,850	$ 67,614	$ 145,781	$ 151,309	$ 122,331
Portfolio turnover.	135%	191%	76%	163%	140%	121%

1 Consolidated Financial Highlights. See Note 1 of the Notes to Financial Statements.
2 Based on average shares outstanding.
3 Includes a redemption fee, which is less than $0.01 per share.

4 Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.
5 Aggregate total investment return.
6 Annualized.

See Notes to Financial Statements.

ANNUAL REPORT

OCTOBER 31, 2010

Financial Highlights (concluded)			BlackRock Global Emerging Markets Fund, Inc.
			Period
			July 1, 2008
	Year Ended October 31,				Year Ended June 30,
			to October 31,
	2010	2009	2008	2008	2007[1]	2006[1]
			Investor B
Per Share Operating Performance
Net asset value, beginning of period	$ 14.76	$ 8.89	$ 19.86	$ 25.20	$ 22.10	$ 16.32
Net investment income (loss)[2]	(0.07)	(0.01)	0.01	(0.14)	(0.15)	(0.00)[3]
Net realized and unrealized gain (loss)[4]	3.01	5.88	(8.98)	1.18	7.62	5.78
Net increase (decrease) from investment operations	2.94	5.87	(8.97)	1.04	7.47	5.78
Dividends and distributions from:
Net investment income	—	—	—	—	(0.13)	—
Net realized gain	—	—	(2.00)	(6.38)	(4.24)	—
Total dividends and distributions	—	—	(2.00)	(6.38)	(4.37)	—
Net asset value, end of period	$ 17.70	$ 14.76	$ 8.89	$ 19.86	$ 25.20	$ 22.10
Total Investment Return[5]
Based on net asset value	19.92%	66.03%	(48.33)%[6]	2.70%	40.59%	35.42%
Ratios to Average Net Assets
Total expenses	2.49%	2.71%	2.71%[7]	2.47%	2.48%	2.53%
Total expenses after fees waived	2.49%	2.71%	2.69%[7]	2.44%	2.45%	2.53%
Net investment income (loss)	(0.45)%	(0.08)%	0.13%[7]	(0.60)%	(0.68)%	(0.02)%
Supplemental Data
Net assets, end of period (000)	$ 4,677	$ 4,809	$ 3,487	$ 7,955	$ 13,280	$ 17,238
Portfolio turnover	135%	191%	76%	163%	140%	121%
			Investor C
Per Share Operating Performance
Net asset value, beginning of period	$ 14.38	$ 8.65	$ 19.42	$ 24.91	$ 22.01	$ 16.25
Net investment income (loss)[2]	(0.06)	(0.01)	0.01	(0.14)	(0.14)	(0.01)
Net realized and unrealized gain (loss)[4]	2.92	5.74	(8.89)	1.18	7.53	5.77
Net increase (decrease) from investment operations	2.86	5.73	(8.88)	1.04	7.39	5.76
Dividends and distributions from:
Net investment income	(0.01)	—	—	—	(0.13)	—
Net realized gain	—	—	(1.89)	(6.53)	(4.36)	—
Total dividends and distributions	(0.01)	—	(1.89)	(6.53)	(4.49)	—
Net asset value, end of period	$ 17.23	$ 14.38	$ 8.65	$ 19.42	$ 24.91	$ 22.01
Total Investment Return[5]
Based on net asset value	19.90%	66.24%	(48.35)%[6]	2.70%	40.58%	35.45%
Ratios to Average Net Assets
Total expenses	2.49%	2.66%	2.69%[7]	2.45%	2.47%	2.52%
Total expenses after fees waived	2.49%	2.66%	2.67%[7]	2.42%	2.43%	2.52%
Net investment income (loss)	(0.38)%	(0.08)%	0.15%[7]	(0.61)%	(0.66)%	(0.05)%
Supplemental Data
Net assets, end of period (000)	$ 38,711	$ 26,347	$ 13,572	$ 31,948	$ 32,208	$ 24,674
Portfolio turnover.	135%	191%	76%	163%	140%	121%

1 Consolidated Financial Highlights. See Note 1 of the Notes to Financial Statements.
2 Based on average shares outstanding.
3 Amount is less than $(0.01) per share.

4 Includes a redemption fee, which is less than $0.01 per share.
5 Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.
6 Aggregate total investment return.
7 Annualized.

See Notes to Financial Statements.

20 ANNUAL REPORT

OCTOBER 31, 2010

Financial Highlights				BlackRock Latin America Fund, Inc.
			Period
			December 1, 2007
	Year Ended October 31,			Year Ended November 30,
			to October 31,
	2010	2009[1]	2008[1]	2007[1]	2006[1]	2005[1]
			Institutional
Per Share Operating Performance
Net asset value, beginning of period	$ 58.63	$ 30.53	$ 78.57	$ 50.67	$ 37.27	$ 22.64
Net investment income[2]	0.85	0.64	0.61	0.50	0.65	0.57
Net realized and unrealized gain (loss)	16.82	27.45	(36.41)	28.10	13.32	14.42
Net increase (decrease) from investment operations	17.67	28.09	(35.80)	28.60	13.97	14.99
Dividends and distributions from:
Net investment income	(0.97)	—	(0.80)	(0.72)	(0.58)	(0.41)
Net realized gain	—	—	(11.47)	—	—	—
Total dividends and distributions	(0.97)	—	(12.27)	(0.72)	(0.58)	(0.41)
Redemption fee	0.02	0.01	0.03	0.02	0.01	0.05
Net asset value, end of period	$ 75.35	$ 58.63	$ 30.53	$ 78.57	$ 50.67	$ 37.27
Total Investment Return[3]
Based on net asset value	30.52%	92.04%	(53.70)%[4]	57.20%[5]	38.12%	67.55%
Ratios to Average Net Assets
Total expenses	1.25%	1.35%	1.30%[6]	1.26%	1.31%	1.43%
Total expenses after fees waived	1.25%	1.35%	1.30%[6]	1.26%	1.31%	1.43%
Net investment income	1.31%	1.60%	1.04%[6]	0.87%	1.49%	1.98%
Supplemental Data
Net assets, end of period (000)	$ 200,980	$ 114,101	$ 58,877	$ 128,094	$ 191,085	$ 135,279
Portfolio turnover.	64%	50%	61%	72%	48%	47%
			Investor A
Per Share Operating Performance
Net asset value, beginning of period	$ 57.73	$ 30.15	$ 77.78	$ 50.17	$ 36.93	$ 22.45
Net investment income[2]	0.65	0.51	0.44	0.60	0.53	0.51
Net realized and unrealized gain (loss)	16.54	27.06	(35.97)	27.60	13.21	14.29
Net increase (decrease) from investment operations	17.19	27.57	(35.53)	28.20	13.74	14.80
Dividends and distributions from:
Net investment income	(0.88)	—	(0.66)	(0.61)	(0.51)	(0.37)
Net realized gain	—	—	(11.47)	—	—	—
Total dividends and distributions	(0.88)	—	(12.13)	(0.61)	(0.51)	(0.37)
Redemption fee	0.03	0.01	0.03	0.02	0.01	0.05
Net asset value, end of period	$ 74.07	$ 57.73	$ 30.15	$ 77.78	$ 50.17	$ 36.93
Total Investment Return[3]
Based on net asset value	30.15%	91.48%	(53.82)%[4]	56.85%[5]	37.77%	67.10%
Ratios to Average Net Assets
Total expenses	1.53%	1.63%	1.55%[6]	1.51%	1.57%	1.68%
Total expenses after fees waived	1.53%	1.63%	1.55%[6]	1.51%	1.57%	1.68%
Net investment income	1.00%	1.26%	0.76%[6]	0.92%	1.23%	1.81%
Supplemental Data
Net assets, end of period (000)	$ 616,664	$ 475,611	$ 176,711	$ 433,844	$ 191,187	$ 139,062
Portfolio turnover.	64%	50%	61%	72%	48%	47%

1 Consolidated Financial Highlights. See Note 1 to the Notes to Financial Statements.
2 Based on average shares outstanding.
3 Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.

4 Aggregate total investment return.
5 The investment advisor reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which increased the return by 0.02%.
6 Annualized.

See Notes to Financial Statements.

ANNUAL REPORT

OCTOBER 31, 2010

Financial Highlights (concluded)				BlackRock Latin America Fund, Inc.
			Period
			December 1, 2007
	Year Ended October 31,			Year Ended November 30,
			to October 31,
	2010	2009[1]	2008[1]	2007[1]	2006[1]	2005[1]
			Investor B
Per Share Operating Performance
Net asset value, beginning of period	$ 54.12	$ 28.54	$ 74.38	$ 48.00	$ 35.33	$ 21.45
Net investment income (loss)[2]	0.12	0.15	(0.04)	0.05	0.20	0.29
Net realized and unrealized gain (loss)	15.50	25.42	(34.09)	26.52	12.68	13.70
Net increase (decrease) from investment operations	15.62	25.57	(34.13)	26.57	12.88	13.99
Dividends and distributions from:
Net investment income	(0.45)	—	(0.27)	(0.21)	(0.22)	(0.16)
Net realized gain	—	—	(11.47)	—	—	—
Total dividends and distributions	(0.45)	—	(11.74)	(0.21)	(0.22)	(0.16)
Redemption fee	0.02	0.01	0.03	0.02	0.01	0.05
Net asset value, end of period	$ 69.31	$ 54.12	$ 28.54	$ 74.38	$ 48.00	$ 35.33
Total Investment Return[3]
Based on net asset value	29.06%	89.63%	(54.18)%[4]	55.61%[5]	36.72%	65.91%
Ratios to Average Net Assets
Total expenses	2.37%	2.62%	2.39%[6]	2.32%	2.34%	2.46%
Total expenses after fees waived	2.37%	2.62%	2.39%[6]	2.32%	2.34%	2.46%
Net investment income (loss)	0.21%	0.40%	(0.08)%[6]	0.09%	0.48%	1.10%
Supplemental Data
Net assets, end of period (000)	$ 18,660	$ 18,695	$ 11,794	$ 31,268	$ 13,911	$ 12,144
Portfolio turnover.	64%	50%	61%	72%	48%	47%
			Investor C
Per Share Operating Performance
Net asset value, beginning of period	$ 53.17	$ 28.01	$ 73.28	$ 47.40	$ 35.07	$ 21.38
Net investment income (loss)[2]	0.14	0.17	(0.01)	0.11	0.17	0.25
Net realized and unrealized gain (loss)	15.21	24.98	(33.46)	26.08	12.56	13.64
Net increase (decrease) from investment operations	15.35	25.15	(33.47)	26.19	12.73	13.89
Dividends and distributions from:
Net investment income	(0.62)	—	(0.36)	(0.33)	(0.41)	(0.25)
Net realized gain	—	—	(11.47)	—	—	—
Total dividends and distributions	(0.62)	—	(11.83)	(0.33)	(0.41)	(0.25)
Redemption fee	0.02	0.01	0.03	0.02	0.01	0.05
Net asset value, end of period	$ 67.92	$ 53.17	$ 28.01	$ 73.28	$ 47.40	$ 35.07
Total Investment Return[3]
Based on net asset value	29.15%	89.82%	(54.16)%[4]	55.62%[5]	36.75%	65.90%
Ratios to Average Net Assets
Total expenses	2.32%	2.49%	2.35%[6]	2.29%	2.34%	2.45%
Total expenses after fees waived	2.32%	2.49%	2.35%[6]	2.29%	2.34%	2.45%
Net investment income (loss)	0.24%	0.46%	(0.02)%[6]	0.17%	0.42%	0.94%
Supplemental Data
Net assets, end of period (000)	$ 217,750	$ 151,046	$ 72,714	$ 164,742	$ 50,609	$ 25,071
Portfolio turnover.	64%	50%	61%	72%	48%	47%

1 Consolidated Financial Highlights. See Note 1 to the Notes to Financial Statements.
2 Based on average shares outstanding.
3 Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.

4 Aggregate total investment return.
5 The investment advisor reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which increased the return by 0.02%.
6 Annualized.

See Notes to Financial Statements.

22 ANNUAL REPORT

OCTOBER 31, 2010

Financial Highlights					BlackRock International Fund
			Period
			June 1, 2008
	Year Ended October 31,				Year Ended May 31,
			to October 31,
	2010	2009	2008	2008	2007	2006
			Institutional
Per Share Operating Performance
Net asset value, beginning of period	$ 10.91	$ 8.20	$ 15.01	$ 14.18	$ 12.38	$ 10.05
Net investment income (loss)[1]	(0.01)	0.09	0.04	0.19	0.12	0.08
Net realized and unrealized gain (loss)[2]	1.96	2.62	(6.68)	0.73	1.87	2.39
Net increase (decrease) from investment operations	1.95	2.71	(6.64)	0.92	1.99	2.47
Dividends from net investment income	—	—	(0.17)	(0.09)	(0.19)	(0.14)
Net asset value, end of period	$ 12.86	$ 10.91	$ 8.20	$ 15.01	$ 14.18	$ 12.38
Total Investment Return[3]
Based on net asset value	17.87%	33.05%	(44.63)%[4]	6.58%	16.29%	24.80%
Ratios to Average Net Assets[5]
Total expenses	1.77%	2.03%	1.70%[6]	1.54%	1.65%	1.74%
Net investment income (loss)	(0.13)%	0.99%	0.75%[6]	1.32%	0.97%	0.72%
Supplemental Data
Net assets, end of period (000)	$ 2,645	$ 5,133	$ 5,161	$ 10,904	$ 12,133	$ 12,453
Portfolio turnover of the Portfolio	154%	178%	78%	153%	151%	96%
			Investor A
Per Share Operating Performance
Net asset value, beginning of period	$ 10.76	$ 8.12	$ 14.85	$ 14.04	$ 12.26	$ 9.94
Net investment income (loss)[1]	(0.06)	0.05	0.02	0.17	0.10	0.06
Net realized and unrealized gain (loss)[2]	1.96	2.59	(6.62)	0.70	1.84	2.36
Net increase (decrease) from investment operations	1.90	2.64	(6.60)	0.87	1.94	2.42
Dividends from net investment income	—	—	(0.13)	(0.06)	(0.16)	(0.10)
Net asset value, end of period	$ 12.66	$ 10.76	$ 8.12	$ 14.85	$ 14.04	$ 12.26
Total Investment Return[3]
Based on net asset value	17.66%	32.51%	(44.72)%[4]	6.25%	16.02%	24.51%
Ratios to Average Net Assets[5]
Total expenses	2.08%	2.40%	2.02%[6]	1.84%	1.91%	1.98%
Net investment income (loss)	(0.51)%	0.54%	0.50%[6]	1.18%	0.77%	0.53%
Supplemental Data
Net assets, end of period (000)	$ 37,035	$ 28,949	$ 22,537	$ 42,052	$ 35,750	$ 21,807
Portfolio turnover of the Portfolio	154%	178%	78%	153%	151%	96%

1 Based on average shares outstanding.
2 Includes a redemption fee, which is less than $0.01 per share.
3 Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.

4 Aggregate total investment return.
5 Includes the Fund’s share of the Portfolio’s allocated expenses and/or net invest-
ment income (loss).
6 Annualized.

See Notes to Financial Statements.

ANNUAL REPORT

OCTOBER 31, 2010

Financial Highlights (concluded)					BlackRock International Fund
			Period
			June 1, 2008
	Year Ended October 31,				Year Ended May 31,
			to October 31,
	2010	2009	2008	2008	2007	2006
			Investor B
Per Share Operating Performance
Net asset value, beginning of period	$ 10.18	$ 7.77	$ 14.13	$ 13.44	$ 11.75	$ 9.54
Net investment loss[1]	(0.17)	(0.04)	(0.03)	(0.01)	(0.02)	(0.03)
Net realized and unrealized gain (loss)[2]	1.83	2.45	(6.33)	0.70	1.78	2.27
Net increase (decrease) from investment operations	1.66	2.41	(6.36)	0.69	1.76	2.24
Dividends from net investment income	—	—	—	—	(0.07)	(0.03)
Net asset value, end of period	$ 11.84	$ 10.18	$ 7.77	$ 14.13	$ 13.44	$ 11.75
Total Investment Return[3]
Based on net asset value	16.31%	31.02%	(45.01)%[4]	5.13%	15.02%	23.52%
Ratios to Average Net Assets[5]
Total expenses	3.21%	3.61%	3.17%[6]	2.90%	2.76%	2.76%
Net investment loss	(1.65)%	(0.54)%	(0.70)%[6]	(0.11)%	(0.20)%	(0.31)%
Supplemental Data
Net assets, end of period (000)	$ 11,898	$ 20,342	$ 20,878	$ 44,254	$ 56,428	$ 71,575
Portfolio turnover of the Portfolio	154%	178%	78%	153%	151%	96%
			Investor C
Per Share Operating Performance
Net asset value, beginning of period	$ 10.28	$ 7.81	$ 14.19	$ 13.45	$ 11.75	$ 9.54
Net investment income (loss)[1]	(0.13)	(0.01)	(0.01)	0.04	(0.01)	(0.03)
Net realized and unrealized gain (loss)[2]	1.85	2.48	(6.35)	0.70	1.78	2.27
Net increase (decrease) from investment operations	1.72	2.47	(6.36)	0.74	1.77	2.24
Dividends from net investment income	—	—	(0.02)	—	(0.07)	(0.03)
Net asset value, end of period	$ 12.00	$ 10.28	$ 7.81	$ 14.19	$ 13.45	$ 11.75
Total Investment Return[3]
Based on net asset value	16.73%	31.63%	(44.87)%[4]	5.50%	15.09%	23.47%
Ratios to Average Net Assets[5]
Total expenses	2.80%	3.09%	2.74%[6]	2.57%	2.68%	2.77%
Net investment income (loss)	(1.23)%	(0.07)%	(0.25)%[6]	0.32%	(0.09)%	(0.32)%
Supplemental Data
Net assets, end of period (000)	$ 13,636	$ 12,470	$ 10,543	$ 20,892	$ 22,133	$ 23,463
Portfolio turnover of the Portfolio	154%	178%	78%	153%	151%	96%

1 Based on average shares outstanding.
2 Includes a redemption fee, which is less than $0.01 per share.
3 Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.

4 Aggregate total investment return.
5 Includes the Fund’s share of the Portfolio’s allocated expenses and/or net invest-
ment income (loss).
6 Annualized.

See Notes to Financial Statements.

24 ANNUAL REPORT

OCTOBER 31, 2010

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Global Emerging Markets Fund, Inc. (“Global Emerging
Markets”), BlackRock Latin America Fund, Inc. (“Latin America”) and
BlackRock International Fund (“International”) of BlackRock Series, Inc.
(the “Corporation”) (collectively the “Funds” or individually the “Fund”), are registered under the Investment Company Act of 1940, as amended
(the “1940 Act”). Each Fund is organized as a Maryland corporation.
International is registered as a diversified, open-end management invest-
ment company. Global Emerging Markets and Latin America are registered as non-diversified, open-end management investment companies. The
Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("US GAAP"), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.
Actual results could differ from those estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical vot-
ing, dividend, liquidation and other rights and the same terms and condi-
tions, except that Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor
B and Investor C Shares also bear certain expenses related to the distri-
bution of such shares. Investor B Shares automatically convert to Investor
A Shares after approximately eight years. Investor B Shares are only avail-
able through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

International seeks to achieve its investment objective by investing all of its assets in BlackRock Master International Portfolio (the “Portfolio”) of
BlackRock Master LLC (the “Master LLC”), which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the per-
formance of the Portfolio. The financial statements of the Portfolio, includ-
ing the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.
The percentage of the Portfolio owned by the Fund at October 31, 2010 was 100%.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors (the "Board"). Equity investments traded on a recog-
nized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange,

the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Funds value their investments in BlackRock Liquidity Series, LLC Money
Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with main-
taining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the param-
eters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. The Funds may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign curren-
cies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE.
Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value
Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the cur-
rent sale of that asset in an arm’s-length transaction. Fair value determina-
tions shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE.
Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund's net assets.
If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value
Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the
Board. Each business day, the Funds use a pricing service to assist with

ANNUAL REPORT

OCTOBER 31, 2010

Notes to Financial Statements (continued)

the valuation of certain foreign exchange-traded equity securities and for-
eign exchange-traded and OTC options (the “Systematic Fair Value Price”).
Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

International records its investment in the Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Portfolio.
Valuation of securities held by the Portfolio, including categorization of fair value measurements, is discussed in Note 1 of the Portfolio’s Notes to
Financial Statements, which are included elsewhere in this report.

Foreign Currency Transactions: The Funds' books and records are main-
tained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Funds' investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds report foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such compo-
nents are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the SEC require that the Funds either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts), the Funds will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collat-
eral or designate on their books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on require-
ments and agreements with certain exchanges and third party broker-
dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are sub-
sequently recorded when the Funds have determined the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: Global Emerging Markets and Latin America may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Securities lending income, as disclosed in the Statements of
Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the
Funds are entitled to dividend and interest payments on the securities loaned. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Funds could experience delays and costs in gaining access to the collateral. The Funds also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is each Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regu-
lated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limita-
tions on Global Emerging Market’s US federal tax returns remains open for the two years ended October 31, 2010, the period ended October 31,
2008 and the year ended June 30, 2008. The statute of limitations on
Latin America’s US federal tax returns remains open for the two years ended October 31, 2010, the period ended October 31, 2008 and the year ended November 30, 2007. The statute of limitations on
International’s US federal tax returns remains open for the two years ended October 31, 2010, the period ended October 31, 2008 and the year ended May 31, 2008. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

26 ANNUAL REPORT

OCTOBER 31, 2010

Notes to Financial Statements (continued)

Basis of Consolidation:

Global Emerging Markets

The Fund’s accompanying consolidated Financial Highlights for each of the years in the two-year period ended June 30, 2007 include the accounts of
Inversiones en Marcado Accionario de Valores Chile Limitada, a wholly owned subsidiary of the Fund. The subsidiary was created for regulatory purposes to invest in Chilean securities. Intercompany accounts and transactions have been eliminated. During the year ended June 30,
2007, Inversiones en Marcado Accionario de Valores Chile Limitada
was dissolved.

Latin America

The Fund’s accompanying consolidated Statements of Changes in Net
Assets for the year ended October 31, 2009 and the accompanying con-
solidated Financial Highlights for each of the three years ended November
30, 2007 and for the two periods ended October 31, 2009, include the accounts of Merrill Lynch Latin America Fund Chile Ltd., a wholly owned subsidiary of the Fund. The subsidiary was created for regulatory purposes to invest in Chilean securities. Intercompany accounts and transactions have been eliminated. During the year ended October 31, 2009, Merrill
Lynch Latin America Fund Chile Ltd. was dissolved.

Other: Expenses directly related to each Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets. Each Fund has an arrange-
ment with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as foreign currency exchange rate risk.

Losses may arise if the value of the contract decreases due to an unfav-
orable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds'
maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and
Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between a Fund and each of its respective counterparties. The ISDA Master
Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable count-
erparties is generally based upon minimum transfer amounts of up to
$500,000. To the extent amounts due to the Funds from their counter-
parties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1
“Segregation and Collateralization” for information with respect to collateral practices. In addition, each Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Funds enter into foreign cur-
rency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign cur-
rencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the cur-
rency backing some of the investments held by the Funds. The contract is marked-to-market daily and the change in market value is recorded by the
Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a for-
eign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counter-
party to the contract does not perform its obligations under the agreement.

Derivatives Categorized by Risk Exposure:
The Effect of Derivative Instruments on the Statements of Operations
Year Ended October 31, 2010

Net Realized Gain From

Global
	Emerging Markets	Latin America
Foreign currency exchange contracts:
Foreign currency transactions	$ (429,150)	$ (1,112,544)
Net Change in Unrealized Appreciation/Depreciation on

Global
	Emerging Markets	Latin America
Foreign currency exchange contracts:
Foreign currency transactions	$ (14,837)	$ (11,952)

ANNUAL REPORT OCTOBER 31, 2010 27

Notes to Financial Statements (continued)
Fair Values of Derivative Instruments as of October 31, 2010

Asset Derivatives

Global
Emerging
		Markets	Latin America
Statement of Assets
and Liabilities
	Location		Value
Unrealized appreciation
Foreign currency	on foreign currency
exchange contracts	exchange contracts	—	$ 709
Liability Derivatives

Global
Emerging
		Markets	Latin America
Statement of Assets
and Liabilities
	Location		Value
Unrealized depreciation
Foreign currency	on foreign currency
exchange contracts	exchange contracts	$16,610	$ 4,821
For the year ended October 31, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:
Global
	Emerging Markets		Latin America
Foreign currency exchange contracts:
Average number of contracts-US
dollars purchased		6	6
Average number of contracts-US
dollars sold		3	1
Average US dollar amounts purchased	$ 1,835,732		$ 555,533
Average US dollar amounts sold	$ 1,735,913		$ 224,016

3. Investment Advisory Agreement and Other Transactions
with Affiliates:

The PNC Financial Services Group, Inc. ("PNC"), Bank of America
Corporation ("BAC") and Barclays Bank PLC ("Barclays") are the largest stockholders of BlackRock, Inc. ("BlackRock"). Due to the ownership struc-
ture, PNC is an affiliate of the Funds for 1940 Act purposes, but BAC and
Barclays are not.

Global Emerging Markets and Latin America each entered into an
Investment Advisory Agreement with BlackRock Advisors, LLC (the
“Manager”), each Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, Global Emerging Markets and Latin America pay the Manager a
monthly fee at an annual rate of 1.00% of each Fund's average daily net assets.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds, however, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through each Fund's investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations.

The Manager entered into a sub-advisory agreement with BlackRock
Investment Management, LLC (“BIM”) with respect to each Fund and
BlackRock International Limited, with respect to Global Emerging Markets and Latin America, both affiliates of the Manager. The Manager pays each sub-advisor for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Funds to the Manager.

The Corporation, on behalf of International, entered into an Administration
Agreement with the Manager to provide administrative services (other than investment advice and related portfolio activities). For such services, the
Fund pays the Manager a monthly fee at an annual rate of 0.25% of the average daily value of the Fund’s net assets. The Fund does not pay an investment advisory fee or investment management fee.

For the year ended ended October 31, 2010, Global Emerging Markets and
Latin America reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations.
The reimbursements were as follows:

Global Emerging Markets	$ 4,834
Latin America	$16,074

The Funds received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activi-
ties and has retained BIM as the securities lending agent. BIM may, on behalf of the Funds, invest cash collateral received by the Funds for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral are shown in the Statements of Assets and Liabilities as securities loaned and collateral on securities loaned at value, respectively.
The cash collateral invested by BIM is disclosed in the Schedules of
Investments. The share of income earned by the Funds on such invest-
ments is shown as securities lending — affiliated in the Statements of
Operations. For the year ended October 31, 2010, BIM received $39,197 in securities lending agent fees from Latin America.

Global Emerging Markets, Latin America and the Corporation (on behalf of
International) entered into a Distribution Agreement and Distribution and
Service Plan with BlackRock Investments, LLC (”BRIL“), an affiliate of
BlackRock. Pursuant to the Distribution and Service Plan and in accor-
dance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of
Funds, as follows:

	Service	Distribution
	Fee	Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%

28 ANNUAL REPORT

OCTOBER 31, 2010

Notes to Financial Statements (continued)

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to
Investor A, Investor B and Investor C shareholders.

For the year ended October 31, 2010, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the
Fund’s Investor A Shares as follows:

Investor A
Global Emerging Markets	$ 26,345
Latin America	$ 167,736
International	$ 1,461

For the year ended October 31, 2010, affiliates received the following contingent deferred sales charges relating to transactions in Investor B and Investor C Shares:

	Investor B	Investor C
Global Emerging Markets	$ 3,801	$ 8,699
Latin America	$ 62,251	$ 137,317
International	$ 1,988	$ 981

Furthermore, affiliates received contingent deferred sales charges relating to transactions subject to front-end sales charge waivers on Investor A
Shares as follows.

Investor A
Global Emerging Markets	$ 2,070
Latin America	$ 4,769
International	$ 88

BNY Mellon Investment Servicing (U.S.) Inc. (“BNYMIS”) (formerly PNC
Global Investment Servicing (U.S.) Inc. ("PNCGIS")), serves as transfer agent and dividend disbursing agent. On July 1, 2010, the Bank of New
York Mellon Corporation purchased PNCGIS, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager.
Transfer agency fees borne by each Fund are comprised of those fees charged for all shareholder communications including mailing of share-
holder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services. Pursuant to writ-
ten agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-trans-

fer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive a fee that could vary depending on, among other things, shareholder accounts, share class and net assets. For the year ended October 31, 2010, the Fund’s paid the fol-
lowing to affiliates in return for these services, which is included in transfer agent in the Statements of Operations:

Global Emerging Markets	$ 40,220
Latin America	$ 218,419
International	$ 5,992

The Funds may earn income on positive cash balances in demand deposit accounts that are maintained by BNYMIS on behalf of the Funds.
International earned $20 for the year ended October 31, 2010, which is included in income — affiliated in the Statements of Operations.

The Manager maintains a call center, which is responsible for providing cer-
tain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from share-
holders with respect to the subscription and redemption of Fund shares.
For the year ended October 31, 2010, the Funds reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Global
	Emerging	Latin
Call Center Fees	Markets	America	International
Institutional	$1,230	$ 2,670	$ 78
Investor A	$4,614	$23,951	$660
Investor B	$ 285	$ 1,791	$152
Investor C	$1,258	$ 9,687	$440

Certain officers and/or directors of Global Emerging Markets, Latin America and the Corporation are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Chief Compliance Officer of Global Emerging Markets, Latin America
and the Corporation.

4. Investments:

Purchases and sales of investments excluding short-term securities, for the year ended October 31, 2010, were as follows:

	Purchases	Sales
Global Emerging Markets	$371,972,325	$333,934,745
Latin America	$603,874,648	$531,091,299

5. Income Tax Information:

Reclassifications: US GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting.
These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of October 31, 2010 attributable to foreign currency transactions, the sale of stock of passive foreign investment companies, net operating losses, the characterization of expenses and the expiration of capital loss carryforwards were reclassified to the following accounts:

Global
	Emerging	Latin
	Markets	America	International
Paid-in capital	—	—	$ (32,307,769)
Undistributed net investment income	$ (316,519)	$ (1,569,395)	$ 337,949
Accumulated net realized loss	$ 316,519	$ 1,569,395	$ 31,969,820

ANNUAL REPORT

OCTOBER 31, 2010

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended October 31, 2010 and October 31, 2009 was as follows:
Global
	Emerging	Latin
	Markets	America
Ordinary income
10/31/2010	$ 1,086,577	$ 11,852,495
10/31/2009	484,942	—
Total distributions
10/31/2010	$ 1,086,577	$ 11,852,495
10/31/2009	$ 484,942	—

As of October 31, 2010 the tax components of net undistributed earnings (accumulated losses) were as follows:
	Global
	Emerging	Latin
	Markets	America	International
Undistributed ordinary income	$ 2,000,426	$ 15,261,495	—
Capital loss carryforwards	(39,771,459)	(70,977,198)	$ (34,716,518)
Net unrealized gains*	57,449,014	334,881,115	9,849,554
Total	$ 19,677,981	$ 279,165,412	$ (24,866,964)
* The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts, the timing and recognition of partnership income, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

As of October 31, 2010, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:
Global
	Emerging	Latin
Expires October 31,	Markets	America	International
2016	$ 17,062,380	$ 6,626,092	$ 19,370,107
2017	22,709,079	64,351,106	15,346,411
Total	$ 39,771,459	$ 70,977,198	$ 34,716,518

6. Borrowings:

Global Emerging Markets and Latin America, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2010 and was subsequently renewed until November 2011. The Funds may bor-
row under the credit agreement to fund shareholder redemptions. Effective
November 2008, the credit agreement had the following terms: 0.02%
upfront fee on the aggregate commitment amount which was allocated to each Fund based on its net assets as of October 31, 2008, a commitment fee of 0.08% per annum based on each Fund's pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations, and interest at a rate equal to the higher of (a) federal funds effective rate and (b) reserve adjusted one-month
LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX
Index (as defined in the credit agreement) on amounts borrowed. Effective
November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to each Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on each Fund's pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed.
The Funds did not borrow under the credit agreement during the year ended October 31, 2010.

7. Concentration, Market and Credit Risk:

In the normal course of business, Global Emerging Markets and Latin
America invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the
Funds; conditions affecting the general economy; overall market changes;
local, regional or global political, social or economic instability; and cur-
rency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds has unsettled or open transactions may fail to be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by

30 ANNUAL REPORT OCTOBER 31, 2010

Notes to Financial Statements (continued)

monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

Global Emerging Markets and Latin America invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. At October 31, 2010, Latin America invested 72% of its net assets in Brazil. When the Funds concentrate their investments in this manner, they assume the risk that economic, political and social conditions in those countries may have a significant impact on their investment per-
formance. Please see the Schedules of Investments for concentrations in specific countries.

As of October 31, 2010, Global Emerging Markets and Latin America had
the following industry classifications:

Global Emerging Markets
Percent of
Long-Term
Industry	Investments
Commercial Banks	19%
Wireless Telecommunication Services	14
Metals & Mining	10
Oil, Gas & Consumable Fuels	10
Electronic Equipment, Instruments & Components	5
Semiconductors & Semiconductor Equipment	5
Other*	37
Latin America
Percent of
Long-Term
Industry	Investments
Commercial Banks	23%
Metals & Mining	17
Oil, Gas & Consumable Fuels	15
Wireless Telecommunication Services	10
Beverages	7
Other*	28

*All other industries held were each less than 5% of long-term investments.

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:
		Year Ended		Year Ended
	October 31, 2010		October 31, 2009
Global Emerging Markets	Shares	Amount	Shares	Amount
Institutional
Shares sold	3,841,676	$ 68,294,096	2,427,202	$ 31,998,241
Shares issued to shareholders in reinvestment of dividends and distributions	23,866	415,421	22,603	228,222
Total issued	3,865,542	68,709,517	2,449,805	32,226,463
Shares redeemed	(2,932,071)	(51,255,137)	(1,593,248)	(20,139,564)
Net increase	933,471	$ 17,454,380	856,557	$ 12,086,899
Investor A
Shares sold and automatic conversion of shares	2,040,890	$ 35,939,082	1,279,420	$ 18,123,676
Shares issued to shareholders in reinvestment of dividends and distributions	25,718	433,581	20,613	201,779
Total issued	2,066,608	36,372,663	1,300,033	18,325,455
Shares redeemed	(1,547,152)	(27,299,341)	(1,364,931)	(16,128,173)
Net increase (decrease)	519,456	$ 9,073,322	(64,898)	$ 2,197,282
Investor B
Shares sold	38,154	$ 608,042	75,705	$ 876,794
Shares issued to shareholders in reinvestment of dividends and distributions	—	—	—	—
Total issued	38,154	608,042	75,705	876,794
Shares redeemed and automatic conversion of shares	(99,750)	(1,587,503)	(142,339)	(1,419,591)
Net decrease	(61,596)	$ (979,461)	(66,634)	$ (542,797)
Investor C
Shares sold and automatic conversion of shares	1,010,363	$ 15,533,210	778,580	$ 9,627,317
Shares issued to shareholders in reinvestment of dividends and distributions	1,202	17,774	—	—
Total issued	1,011,565	15,550,984	778,580	9,627,317
Shares redeemed	(597,216)	(8,939,364)	(514,884)	(5,344,277)
Net increase	414,349	$ 6,611,620	263,696	$ 4,283,040

ANNUAL REPORT

OCTOBER 31, 2010

Notes to Financial Statements (concluded)
		Year Ended		Year Ended
	October 31, 2010		October 31, 2009
Latin America	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,682,887	$ 110,636,374	1,056,535	$ 48,081,433
Shares issued to shareholders in reinvestment of dividends and distributions	28,822	1,796,411	—	—
Total issued	1,711,709	112,432,785	1,056,535	48,081,433
Shares redeemed	(990,683)	(61,114,645)	(1,038,791)	(36,964,049)
Net increase	721,026	$ 51,318,140	17,744	$ 11,117,384
Investor A
Shares sold and automatic conversion of shares	4,685,471	$ 303,041,998	4,344,050	$ 191,578,027
Shares issued to shareholders in reinvestment of dividends and distributions	111,800	6,869,769	—	—
Total issued	4,797,271	309,911,767	4,344,050	191,578,027
Shares redeemed	(4,710,334)	(288,779,539)	(1,966,080)	(76,595,525)
Net increase	86,937	$ 21,132,228	2,377,970	$ 114,982,502
Investor B
Shares sold	17,319	$ 1,070,001	68,592	$ 2,737,186
Shares issued to shareholders in reinvestment of dividends and distributions	2,352	136,208	—	—
Total issued	19,671	1,206,209	68,592	2,737,186
Shares redeemed and automatic conversion of shares	(95,906)	(5,586,278)	(136,323)	(4,829,849)
Net decrease	(76,235)	$ (4,380,069)	(67,731)	$ (2,092,663)
Investor C
Shares sold	1,336,936	$ 79,199,064	1,124,791	$ 48,207,477
Shares issued to shareholders in reinvestment of dividends and distributions	30,234	1,714,776	—	—
Total issued	1,367,170	80,913,840	1,124,791	48,207,477
Shares redeemed	(1,001,833)	(56,787,648)	(879,816)	(30,020,957)
Net increase	365,337	$ 24,126,192	244,975	$ 18,186,520
International
Institutional
Shares sold	63,958	$ 754,224	72,049	$ 573,143
Shares redeemed	(328,865)	(3,388,448)	(231,246)	(1,934,401)
Net decrease	(264,907)	$ (2,634,224)	(159,197)	$ (1,361,258)
Investor A
Shares sold	1,547,376	$ 17,444,412	1,149,898	$ 10,086,404
Shares redeemed	(1,310,799)	(14,329,639)	(1,236,681)	(10,173,305)
Net increase (decrease)	236,577	$ 3,114,773	(86,783)	$ (86,901)
Investor B
Shares sold	356,832	$ 3,766,604	718,550	$ 5,916,834
Shares redeemed	(1,350,265)	(14,158,071)	(1,406,707)	(11,208,094)
Net decrease	(993,433)	$ (10,391,467)	(688,157)	$ (5,291,260)
Investor C
Shares sold	181,265	$ 1,939,156	199,307	$ 1,688,311
Shares redeemed	(258,153)	(2,754,419)	(336,919)	(2,684,332)
Net decrease	(76,888)	$ (815,263)	(137,612)	$ (996,021)

9. Subsequent Events:

Management's evaluation of the impact of all subsequent events on the
Funds' financial statements was completed through the date the financial statements were issued and the following items were noted:

Certain Funds paid a net investment income dividend on December
21, 2010 to Common Shareholders of record on December 17, 2010 as follows:

Dividend Per
Share
Global Emerging Markets
Institutional Shares	$0.196062
Class A Shares	$0.147610
Class C Shares	$0.043578
Latin America
Institutional Shares	$1.284815
Class A Shares	$1.114486
Class B Shares	$0.497679
Class C Shares	$0.690064

32 ANNUAL REPORT

OCTOBER 31, 2010

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
BlackRock Global Emerging Markets Fund, Inc.
BlackRock Latin America Fund, Inc.
BlackRock International Fund of BlackRock Series, Inc.
(collectively, the “Funds”):

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Global Emerging
Markets Fund, Inc. as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, for the period
July 1, 2008 to October 31, 2008, and for each of the three years in the period ended June 30, 2008. We also have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Latin American Fund, Inc. as of October 31, 2010, and the
related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, for the period December 1, 2007 to October 31, 2008, and for each of the three years in the period ended November 30, 2007. We have also audited the accompanying statement of assets and liabilities of the
BlackRock International Fund, one of the series constituting the BlackRock
Series, Inc. as of October 31, 2010, and the related statement of opera-
tions for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, for the period June 1,
2008 to October 31, 2008, and for each of the three years in the period ended May 31, 2008. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assur-
ance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. Our audits included consideration of internal control over finan-
cial reporting as a basis for designing audit procedures that are appropri-
ate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and signifi-

cant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the cus-
todian and brokers; where replies were not received from the brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion , the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
BlackRock Global Emerging Markets Fund, Inc. as of October 31, 2010,
the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the each of the two years in the period then ended, for the period July 1, 2008 to October 31, 2008, and for each of the three years in the period ended June 30, 2008, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
BlackRock Latin America Fund, Inc. as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial high-
lights for each of the two years in the period then ended, for the period
December 1, 2007 to October 31, 2008, and for each of the three years in the period ended November 30, 2007, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
BlackRock International Fund of BlackRock Series, Inc. as of October 31,
2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, for the period June 1, 2008 to October 31, 2008, and for each of the three years in the period ended May 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
December 28, 2010

ANNUAL REPORT

OCTOBER 31, 2010

Important Tax Information

The following information is provided with respect to the ordinary income distributions paid during the fiscal year ended October 31, 2010.

		Latin	Global Emerging
	Payable Date	America	Markets
Qualified Dividend Income for Individuals †	12/21/2009	76.11%	100%
Foreign Source Income †	12/21/2009	68.51%	100%
Foreign Taxes Paid Per Share	12/21/2009	$0.078711	$0.023296
†† Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

34 ANNUAL REPORT

OCTOBER 31, 2010

Portfolio Information as of October 31, 2010

BlackRock Master International Portfolio

BlackRock Master International Portfolio
Percent of
Long-Term
Ten Largest Holdings	Investments
Sanofi — Aventis	5%
Heineken NV	4
British American Tobacco Plc	4
Nissan Motor Co., Ltd.	3
Novartis AG, Registered Shares	3
Telefonica SA	3
BG Group Plc	3
ABB Ltd	3
Credit Suisse Group AG	3
Reckitt Benckiser Plc	3

Percent of
Long-Term
Geographic Allocation	Investments
United Kingdom	21%
Switzerland	13
Japan	13
United States	12
France	7
Netherlands	6
Taiwan	4
Spain	3
China	3
Canada	3
Luxembourg	2
South Korea	2
South Africa	2
Germany	2
Hong Kong	2
Russia	2
Brazil	1
Singapore	1
Philippines	1

ANNUAL REPORT

OCTOBER 31, 2010

Schedule of Investments October 31, 2010

BlackRock Master International Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Brazil — 1.2%
OGX Petroleo e Gas Participacoes SA (a)	59,800	$ 781,835
Canada — 2.4%
Rogers Communications, Inc., Class B	42,910	1,563,423
China — 2.7%
Focus Media Holding Ltd. — ADR (a)	40,353	998,737
VanceInfo Technologies, Inc. — ADR (a)	20,313	738,784
		1,737,521
France — 6.6%
Sanofi-Aventis	46,777	3,277,290
Societe Generale SA	17,114	1,026,240
		4,303,530
Germany — 1.9%
Daimler AG (a)	18,350	1,208,428
Hong Kong — 1.7%
Sands China Ltd. (a)	518,000	1,129,593
Japan — 12.3%
Makita Corp.	49,500	1,735,610
Nissan Motor Co., Ltd.	244,000	2,144,470
Nitto Denko Corp.	46,000	1,721,297
Sumitomo Heavy Industries Ltd.	252,000	1,432,303
Tokio Marine Holdings, Inc.	35,100	986,866
		8,020,546
Luxembourg — 2.2%
ArcelorMittal	45,207	1,462,834
Netherlands — 5.6%
ASML Holding NV	34,895	1,156,771
Heineken NV	49,871	2,531,716
		3,688,487
Philippines — 0.5%
Cebu Air, Inc. (a)	112,000	324,128
Russia — 1.6%
Sberbank	309,924	1,027,088
Singapore — 1.2%
Genting Singapore Plc (a)	450,000	757,117
South Africa — 2.0%
MTN Group Ltd.	72,250	1,299,774
South Korea — 2.0%
Samsung Electronics Co., Ltd.	1,980	1,313,583
Spain — 3.1%
Telefonica SA	76,060	2,055,344
Switzerland — 12.9%
ABB Ltd.	93,233	1,931,202
Credit Suisse Group AG	46,011	1,904,792
Julius Baer Group Ltd.	33,271	1,404,010
Novartis AG, Registered Shares	36,390	2,108,536
The Swatch Group Ltd., Bearer Shares	2,811	1,074,458
		8,422,998

Common Stocks	Shares	Value
Taiwan — 4.2%
HON HAI Precision Industry Co., Ltd.	193,440	$ 731,597
HTC Corp.	39,300	891,222
Taiwan Semiconductor Manufacturing
Co., Ltd. — ADR	102,354	1,116,682
		2,739,501
United Kingdom — 19.8%
BG Group Plc	101,028	1,966,635
Barclays Plc	262,680	1,154,338
British American Tobacco Plc	58,669	2,235,083
Lloyds TSB Group Plc (a)	846,081	929,952
Man Group Plc	201,165	840,796
Reckitt Benckiser Plc	32,343	1,806,963
Rio Tinto Plc, Registered Shares	23,061	1,497,826
Tullow Oil Plc	60,513	1,149,337
Xstrata Plc	71,229	1,379,946
		12,960,876
United States — 12.0%
Activision Blizzard, Inc.	151,464	1,737,292
The Goldman Sachs Group, Inc.	9,890	1,591,796
Lam Research Corp. (a)	26,190	1,199,240
Liberty Global, Inc. (a)	31,232	1,180,257
MercadoLibre, Inc. (a)	9,003	595,368
NII Holdings, Inc. (a)	36,427	1,523,013
		7,826,966
Total Long-Term Investments
(Cost — $52,430,973) — 95.9%		62,623,572
Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional
Class, 0.21% (b)(c)	3,168,986	3,168,986
Total Short-Term Securities
(Cost — $3,168,986) — 4.8%		3,168,986
Total Investments (Cost — $55,599,959*) — 100.7%		65,792,558
Liabilities in Excess of Other Assets — (0.7)%		(474,695)
Net Assets – 100.0%		$ 65,317,863

* The cost and unrealized appreciation (depreciation) of investments as of
October 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 55,998,599
Gross unrealized appreciation	$ 10,312,501
Gross unrealized depreciation	(518,542)
Net unrealized appreciation	$ 9,793,959

Portfolio Abbreviations
To simplify the listing of portfolio holdings in the Schedule	ADR	American Depositary Receipts	GBP	British Pound
of Investments, the names and descriptions of many of the	CAD	Canadian Dollar	USD	US Dollar
securities have been abbreviated according to the following
list:
See Notes to Financial Statements.

36 ANNUAL REPORT

OCTOBER 31, 2010

Schedule of Investments (concluded)

BlackRock Master International Portfolio

(a) Non-income producing security.
(b) Represents the current yield as of report date.
(c) Investments in companies considered to be an affiliate of the Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, were as follows:

		Shares Held at		Shares Held at
		October 31,	Net	October 31,
	Affiliate	2009	Activity	2010	Income
BlackRock Liquidity
Funds, TempFund,
	Institutional Class	1,466,787	1,702,199	3,168,986	$ 3,121
•	Foreign currency exchange contracts as of October 31, 2010 were as follows:
	Currency	Currency		Settlement	Unrealized
	Purchased	Sold	Counterparty	Date	Depreciation
	CAD 287,600	USD 282,626	JPMorgan Chase
			Bank NA	11/03/10	$ (667)
	GBP 735,004	USD 1,178,358	JPMorgan Chase
			Bank NA	11/03/10	(659)
	Total				$ (1,326)

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Portfolio’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the
Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following tables summarize the inputs used as of October 31, 2010 in determining the fair valuation of the Portfolio’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in
Securities:
Long-Term Investments:
Common Stocks:
Brazil	$ 781,835	—	—	$ 781,835
Canada	1,563,423	—	—	1,563,423
China.	1,737,521	—	—	1,737,521
France	—	$ 4,303,530	—	4,303,530
Germany	—	1,208,428	—	1,208,428
Hong Kong	—	1,129,593	—	1,129,593
Japan	—	8,020,546	—	8,020,546
Luxembourg	—	1,462,834	—	1,462,834
Netherlands	—	3,688,487	—	3,688,487
Philippines	324,128	—	—	324,128
Russia	1,027,088	—	—	1,027,088
Singapore	—	757,117	—	757,117
South Africa	—	1,299,774	—	1,299,774
South Korea.	—	1,313,583	—	1,313,583
Spain.	—	2,055,344	—	2,055,344
Switzerland	—	8,422,998	—	8,422,998
Taiwan	1,116,682	1,622,819	—	2,739,501
United Kingdom	—	12,960,876	—	12,960,876
United States	7,826,966	—	—	7,826,966
Short-Term Securities	3,168,986	—	—	3,168,986
Total	$ 17,546,629	$ 48,245,929	—	$ 65,792,558
	Derivative Financial Instruments[1]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Liabilities:
Foreign currency
exchange contracts	—	$ (1,326)	—	$ (1,326)

1 Derivative financial instruments are foreign currency exchange contracts. Foreign currency exchange contracts are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT

OCTOBER 31, 2010

Statement of Assets and Liabilities	BlackRock Master International Portfolio
October 31, 2010
Assets
Investments at value — unaffiliated (cost — $52,430,973)	$ 62,623,572
Investments at value — affiliated (cost — $3,168,986)	3,168,986
Foreign currency at value (cost — $11,657)	11,792
Dividends receivable	583,336
Investments sold receivable	430,411
Contributions receivable from investor	41,759
Prepaid expenses	1,651
Total assets	66,861,507
Liabilities
Unrealized depreciation on foreign currency exchange contracts	1,326
Investments purchased payable	1,459,728
Investment advisory fees payable	38,190
Other affiliates payable	368
Directors' fees payable	7
Other accrued expenses payable	44,025
Total liabilities	1,543,644
Net Assets	$ 65,317,863
Net Assets Consist of
Investor's capital	$ 55,070,995
Net unrealized appreciation/depreciation	10,246,868
Net Assets	$ 65,317,863

See Notes to Financial Statements.

38 ANNUAL REPORT

OCTOBER 31, 2010

Statement of Operations	BlackRock Master International Portfolio
Year Ended October 31, 2010
Investment Income
Dividends	$ 1,101,708
Income — affiliated	3,121
Foreign taxes withheld	(100,924)
Total income	1,003,905
Expenses
Investment advisory	479,690
Professional	61,647
Accounting services	53,296
Custodian	43,440
Directors	6,983
Printing	1,292
Miscellaneous	13,500
Total expenses	659,848
Less fees waived by advisor	(1,340)
Total expenses after fees waived	658,508
Net investment income	345,397
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	7,116,768
Foreign currency transactions	(260,680)
6,856,088
Net change in unrealized appreciation/depreciation on:
Investments	2,669,497
Foreign currency transactions	80,203
2,749,700
Total realized and unrealized gain	9,605,788
Net Increase in Net Assets Resulting from Operations	$ 9,951,185

See Notes to Financial Statements.

ANNUAL REPORT

OCTOBER 31, 2010

Statements of Changes in Net Assets				BlackRock Master International Portfolio
					Year Ended October 31,
Increase (Decrease) in Net Assets:					2010	2009
Operations
Net investment income				$ 345,397		$ 1,084,347
Net realized gain (loss)					6,856,088	(15,605,920)
Net change in unrealized appreciation/depreciation					2,749,700	31,035,081
Net increase in net assets resulting from operations					9,951,185	16,513,508
Capital Transactions
Proceeds from contributions					23,926,035	18,264,692
Value of withdrawals					(35,534,497)	(27,020,407)
Net decrease in net assets derived from capital transactions					(11,608,462)	(8,755,715)
Net Assets
Total increase (decrease) in net assets					(1,657,277)	7,757,793
Beginning of year					66,975,140	59,217,347
End of year				$ 65,317,863		$ 66,975,140
Financial Highlights				BlackRock Master International Portfolio
			Period
			June 1, 2008
	Year Ended October 31,			Year Ended May 31,
			to October 31,
	2010	2009	2008	2008	2007	2006
Total Investment Return
Total investment return	18.59%	33.94%	(44.29)%[1]	7.12%	16.99%	25.58%
Average Net Ratios to Assets
Total expenses	1.03%	1.11%	1.04%[2]	0.99%	0.96%	0.98%
Total expenses after fees waived	1.03%	1.11%	1.04%[2]	0.99%	0.96%	0.98%
Net investment income	0.54%	1.89%	1.44%[2]	1.90%	1.64%	1.48%
Supplemental Data
Net assets, end of period (000)	$ 65,318	$66,975	$ 59,217	$118,236	$ 126,594	$ 129,475
Portfolio turnover	154%	178%	78%	153%	151%	96%

1 Aggregate total investment return.
2 Annualized.

See Notes to Financial Statements.

40 ANNUAL REPORT

OCTOBER 31, 2010

Notes to Financial Statements

BlackRock Master International Portfolio

1. Organization and Significant Accounting Policies:

BlackRock Master International Portfolio (the “Portfolio”) of BlackRock
Master LLC (the “Master LLC”) is registered under the Investment Company
Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Limited Liability Company
Agreement permits the Directors to issue non-transferable interests in the Master LLC, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("US GAAP"), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio:

Valuation: The Master LLC's policy is to fair value its financial instruments at market value using independent dealers or pricing services selected under the supervision of the Board of Directors (the "Board"). Equity invest ments traded on a recognized securities exchange or the NASDAQ Global
Market System are valued at the last reported sale price that day or the
NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day.
Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign curren-
cies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE.
Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value
Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value deter-
minations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value
Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE.
Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Portfolio’s net assets.
If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value
Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the
Board. Each business day, the Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and for-
eign exchange-traded and OTC options (the “Systematic Fair Value Price”).
Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Portfolio’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a for-
eign currency, the Portfolio’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Portfolio reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such com-
ponents are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the SEC require that the Portfolio either delivers collateral or segregates assets in connection with certain investments (e.g., foreign currency exchange contracts), the Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collat-
eral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on require-
ments and agreements with certain exchanges and third party broker-deal-
ers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are sub-
sequently recorded when the Portfolio has determined the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

ANNUAL REPORT

OCTOBER 31, 2010

Notes to Financial Statements (continued)

BlackRock Master International Portfolio

Income Taxes: The Portfolio is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Portfolio is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no federal income tax provi-
sion is required. It is intended that the Portfolio’s assets will be managed so the owner of the Master LLC can satisfy the requirements of Subchapter
M of the Internal Revenue Code of 1986, as amended.

Other: Expenses directly related to the Portfolio are charged to the
Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of
Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Portfolio and to economically hedge, or protect, their exposure to certain risks such as foreign currency exchange rate risk.

Losses may arise if the value of the contract decreases due to an unfavor-
able change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Portfolio’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which these contracts trade.

The Portfolio may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and
Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between the Portfolio and each of its respective counterparties. The ISDA
Master Agreement allows the Portfolio to offset with each separate counter-
party certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Portfolio from its counter-
parties are not fully collateralized contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. See Note 1
“Segregation and Collateralization” for information with respect to collateral practices. In addition, the Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Portfolio enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign cur-
rencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Portfolio, help to manage the overall exposure to the cur-
rency backing some of the investments held by the Portfolio. The contract is marked-to-market daily and the change in market value is recorded by the
Portfolio as an unrealized gain or loss. When the contract is closed, the
Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Derivatives Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of October 31, 2010

Liability Derivatives
Statement of Assets and
	Liabilities Location	Value
Foreign currency	Unrealized depreciation on
exchange contracts	foreign currency exchange contracts	$ 1,326

The Effect of Derivative Instruments on the Statement of Operations
Year Ended October 31, 2010

Net Realized Gain (loss) From

Foreign currency exchange transactions	$ (193,450)
Net Change in Unrealized Appreciation/Depreciation on

Foreign currency exchange transactions	$ 109,278

For the year ended October 31, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:

Foreign currency exchange contracts:
Average number of contracts-US dollars purchased	3
Average number of contracts-US dollars sold	4
Average US dollar amounts purchased	$ 2,423,912
Average US dollar amounts sold	$ 4,150,964

3. Investment Advisory Agreement and Other Transactions
with Affiliates:

The PNC Financial Services Group, Inc. ("PNC"), Bank of America
Corporation ("BAC") and Barclays Bank PLC ("Barclays") are the largest stockholders of BlackRock, Inc. ("BlackRock"). Due to the ownership struc-
ture, PNC is an affiliate of the Portfolio for 1940 Act purposes, but BAC and
Barclays are not.

The Master LLC, on behalf of the Portfolio, entered into an Investment
Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the
Master LLC's investment advisor, an indirect, wholly owned subsidiary of

42 ANNUAL REPORT

OCTOBER 31, 2010

Notes to Financial Statements (concluded)

BlackRock Master International Portfolio

BlackRock, to provide investment advisory and administration services. The
Manager is responsible for the management of the Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the
Portfolio pays the Manager a monthly fee at the following annual rates of the Portfolio’s average daily net assets:

Portion of Average Daily Value of Net Assets	Rate
Not exceeding $500 million	0.75%
In excess of $500 million	0.70%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Portfolio pays to the Manager indirectly through its investment in affiliated money market funds, however, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Portfolio’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statement of Operations.

The Manager has entered into a separate sub-advisory agreement with
BlackRock International Limited, an affiliate of the Manager. The Manager pays the sub-advisor for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Portfolio to the Manager.

For the year ended October 31, 2010, the Portfolio reimbursed the
Manager $1,208 for certain accounting services, which is included in accounting services in the Statement of Operations.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments, excluding short-term securities for the year ended October 31, 2010, were $94,105,511 and $107,169,987, respectively.

5. Borrowings:

The Portfolio, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2010 and was subsequently renewed until November 2011. The Portfolio may borrow under the credit agreement to fund shareholder redemptions. Effective November 2008, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Portfolio based on its net assets as of October 31, 2008, a commitment fee of 0.08% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of
Operations, and interest at a rate equal to the higher of (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Portfolio based on its net assets as of October 31, 2009, a commitment fee of

0.10% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed
Funds rate plus 1.25% per annum on amounts borrowed. The portfolio did not borrow under the credit agreement during the year ended
October 31, 2010.

6. Geographic, Market and Credit Risk:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market
(market risk) or failure of the issuer of a security to meet all its obligations
(issuer credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the gen-
eral economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the
Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Portfolio’s Statement of Assets and Liabilities,
less any collateral held by the Portfolio.

As of October 31, 2010, the Portfolio had the following industry classifications:

Percent of
Long-Term
Industry	Investments
Capital Markets	9%
Pharmaceuticals	9
Semiconductors & Semiconductor Equipment	8
Commercial Banks.	7
Metals & Mining	7
Wireless Telecommunication Services	7
Oil, Gas & Consumable Fuels	6
Other*	47

*All other industries held were each less than 5% of long-term investments.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the
Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

ANNUAL REPORT

OCTOBER 31, 2010

Report of Independent Registered Public Accounting Firm

BlackRock Master International Portfolio

To the Investor and Board of Directors of
BlackRock Master LLC:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Master International
Portfolio, one of the series constituting BlackRock Master LLC (the “Master
LLC”) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the two years in the period then ended, for the period June 1, 2008 to October 31,
2008 and for each of the three years in the period ended May 31, 2008.
These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.
Our audits included consideration of internal control over financial report-
ing as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and signifi-
cant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the cus-
todian and brokers; where replies were not received from brokers, we per-
formed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
BlackRock Master International Portfolio of BlackRock Master LLC as of
October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, for the period June 1, 2008 to October 31, 2008 and for each of the three years in the period ended May 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
December 28, 2010

44 ANNUAL REPORT

OCTOBER 31, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors of BlackRock Global Emerging Markets Fund,
Inc. (“Global Emerging Markets Fund”) met on April 20, 2010 and May
18 — 19, 2010 to consider the approval of Global Emerging Market Fund’s investment advisory agreement (the “Global Emerging Markets Advisory
Agreement”) with BlackRock Advisors, LLC (the “Manager”), its investment advisor. The Board of Directors of Global Emerging Markets Fund also con-
sidered the approval of the separate sub-advisory agreements (the “Global
Emerging Markets Sub-Advisory Agreements”) (i) between the Manager and
BlackRock International Limited (“BIL”) and (ii) between the Manager and
BlackRock Investment Management, LLC (“BIM,” and collectively with BIL, the “Sub-Advisors”).

The Board of Directors of BlackRock Latin America Fund, Inc. (“Latin
America Fund”) met on April 20, 2010 and May 18 — 19, 2010 to
consider the approval of Latin America Fund’s investment advisory agree-
ment (the “Latin America Advisory Agreement”) with BlackRock Advisors,
LLC (the “Manager”), its investment advisor. The Board of Directors of Latin
America Fund also considered the approval of the separate sub-advisory agreements (the “Latin America Sub-Advisory Agreements”) (i) between the
Manager and BlackRock International Limited (“BIL”) and (ii) between the
Manager and BlackRock Investment Management, LLC (“BIM,” and collec-
tively with BIL, the “Sub-Advisors”).

The Board of Directors of BlackRock Master LLC (the “Master LLC”) met
on April 20, 2010 and May 18 — 19, 2010 to consider the approval of the investment advisory agreement (the “Master LLC Advisory Agreement”)
with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, on behalf of BlackRock Master International Portfolio (the “Master
Portfolio”), a series of the Master LLC. The Board of Directors of the
Master LLC also considered the approval of the sub-advisory agreement between the Manager and BlackRock International Limited (“BIL”) with respect to the Master Portfolio (the “Master LLC Sub-Advisory Agreement”
and together with the Master LLC Advisory Agreement, the “Master LLC
Agreements”). BlackRock International Fund (“International Fund”), a series of BlackRock Series, Inc. (“Series Fund”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Directors of Series Fund also considered the approval of the Master
LLC Agreements.

Global Emerging Markets Fund, Latin America Fund, the Master LLC
(with respect to the Master Portfolio) and Series Fund (with respect to
International Fund) are referred to herein individually as a “Fund” or collectively as the “Funds.” The Manager and the Sub-Advisors are
referred to herein as “BlackRock.” The Global Emerging Markets Advisory
Agreement, the Global Emerging Markets Sub-Advisory Agreements,
the Latin America Advisory Agreement, the Latin America Sub-Advisory
Agreements, the Master LLC Advisory Agreement and the Master LLC Sub-
Advisory Agreement are referred to herein as the “Agreements.” For simplic-
ity, the Board of Directors of Global Emerging Markets Fund, the Board of
Directors of Latin America Fund, the Board of Directors of the Master LLC
and the Board of Directors of Series Fund, which are comprised of the same thirteen individuals, are referred to herein collectively as the “Boards”
and the members are referred to as “Board Members.”

Activities and Composition of the Boards

Each Board consists of thirteen individuals, eleven of whom are not “inter-
ested persons” of any Fund as defined in the Investment Company Act of
1940, as amended (the “1940 Act”) (the “Independent Board Members”).
The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of each Board are each Independent Board
Members. Each Board has established five standing committees: an Audit
Committee, a Governance and Nominating Committee, a Compliance
Committee, a Performance Oversight and Contract Committee and an
Executive Committee, each of which is composed of Independent Board
Members (except for the Executive Committee, which also has one inter-
ested Board Member) and is chaired by Independent Board Members.
Each Board also has one ad hoc committee, the Joint Product Pricing
Committee, which consists of Independent Board Members and
directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by the personnel of BlackRock and its affiliates, including investment management, adminis-
trative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regula-
tory requirements.

From time to time throughout the year, the Boards, acting directly and through their committees, consider at each of their meetings factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their respective shareholders or interestholders, as applicable (referred to herein as “shareholders”). Among the matters the Boards considered, with respect to each Fund, were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfo-
lio managers’ analysis of the reasons for any over performance or under-
performance against a Fund’s peers and/or benchmark, as applicable;
(b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to the Fund’s investment objective, policies and restrictions; (e) the compliance of each of the Funds with its respec-
tive Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by
BlackRock and its affiliates; (g) BlackRock’s and other service providers’
internal controls; (h) BlackRock’s implementation of the proxy voting poli-
cies approved by the Boards; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation

ANNUAL REPORT

OCTOBER 31, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

of each Fund’s valuation and liquidity procedures; (k) an analysis of con-
tractual and actual management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; and (l) periodic updates on
BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 20, 2010 meeting, the Boards requested and received materials specifically relating to the Agreements.
The Boards are engaged in a process with BlackRock to periodically review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on the fees and expenses of each Fund, and the investment performance of Global Emerging Markets Fund, Latin America
Fund and International Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the prof-
itability of the Agreements to BlackRock and a discussion of fall-out bene-
fits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale;
(e) a summary of aggregate amounts paid by each Fund to BlackRock;
(f) sales and redemption data regarding the shares of Global Emerging
Markets Fund, Latin America Fund and International Fund; and (g) if appli-
cable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 20, 2010, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April 20, 2010 meeting, the
Boards presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 18 — 19, 2010 Board meeting.

At an in-person meeting held on May 18 — 19, 2010, (a) the Board
Members of Global Emerging Markets Fund, including the Independent
Board Members, unanimously approved the continuation of (i) the Global
Emerging Markets Advisory Agreement between the Manager and Global
Emerging Markets Fund, (ii) the Global Emerging Markets Sub-Advisory
Agreement between the Manager and BIL and (iii) the Global Emerging
Markets Sub-Advisory Agreement between the Manager and BIM; (b) the
Board Members of Latin America Fund, including the Independent Board
Members, unanimously approved the continuation of (i) the Latin America
Advisory Agreement between the Manager and Latin America Fund, (ii) the
Latin America Sub-Advisory Agreement between the Manager and BIL and
(iii) the Latin America Sub-Advisory Agreement between the Manager and
BIM with respect to Latin America Fund; and (c) the Board Members of the Master LLC, including the Independent Board Members, unanimously approved the continuation of (i) the Master LLC Advisory Agreement between the Manager and the Master LLC on behalf of the Master Portfolio and (ii) the Master LLC Sub-Advisory Agreement between the Manager and
BIM with respect to the Master Portfolio, each for a one-year term ending

June 30, 2011. The Board Members of Series Fund, including the
Independent Board Members, also considered the continuation of the
Master LLC Agreements and found the Master LLC Agreements to be satisfactory. In approving the continuation of the Agreements, each
Board considered, with respect to the applicable Fund: (a) the nature, extent and quality of the services provided by BlackRock; (b) the invest-
ment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) economies of scale;
and (e) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of the applicable Fund’s shares, services related to the valuation and pricing of portfolio holdings of the applicable Fund, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the applicable Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the
Boards. The Boards did not identify any particular information as control-
ling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:
Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the applicable Fund. Throughout the year, each Board compared the perform-
ance of the applicable Fund to the performance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The
Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each
Board also reviewed the materials provided by the applicable Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

Each Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the applicable Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabili-
ties, BlackRock’s use of technology, BlackRock’s commitment to compli-
ance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. Each
Board also reviewed a general description of BlackRock’s compensation structure with respect to the applicable Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to the Funds.
BlackRock and its affiliates and significant shareholders provide the Funds with certain administrative, transfer agency, shareholder and other services
(in addition to any such services provided to the Funds by third parties)

46 ANNUAL REPORT

OCTOBER 31, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

and officers and other personnel as are necessary for the operations of the Funds. In addition to investment advisory services, BlackRock and its affiliates provide the Funds with other services, including (i) preparing dis-
closure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of each of the Funds, such as tax reporting, fulfilling regula-
tory filing requirements, and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Boards,
including the Independent Board Members, also reviewed and considered the performance history of Global Emerging Markets Fund, Latin America
Fund and the Master Portfolio and International Fund, as applicable. The
Board Members of each of the Master LLC and Series Fund noted that the
Master Portfolio’s investment results correspond directly to the investment results of International Fund. In preparation for the April 20, 2010 meeting, the Boards were provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the performance of each of Global Emerging Markets Fund, Latin America Fund and International
Fund. The Boards also reviewed a narrative and statistical analysis of the
Lipper data that was prepared by BlackRock, which analyzed various fac-
tors that affect Lipper’s rankings. In connection with its review, each Board received and reviewed information, as applicable, regarding the investment performance of Global Emerging Markets Fund, Latin America Fund and
International Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the applicable Lipper category.
The Boards were provided with a description of the methodology used by
Lipper to select peer funds. Each Board regularly reviews the performance of Global Emerging Markets Fund, Latin America Fund, the Master Portfolio
and International Fund, as applicable, throughout the year. The Boards attach more importance to performance over relatively long periods of time, typically three to five years.

The Board of Global Emerging Markets Fund noted that, in general, the
Fund performed better than its Peers in that the Fund’s performance was at or above the median of its Lipper Performance Universe in two of the one-,
three- and five-year periods reported.

The Board of Latin America Fund noted that, in general, the Fund per-
formed better than its Peers in that the Fund’s performance was at or above the median of its Lipper Performance Universe in each of the one-, three- and five-year periods reported.

The Boards of each of the Master LLC and Series Fund noted that, in gen-
eral, the International Fund performed better than its Peers in that the
Fund’s performance was at or above the median of its Lipper Performance
Universe in two of the one-, three- and five-year periods reported.

C. Consideration of the Advisory Fees and the Cost of the Services
and Profits to be Realized by BlackRock and its Affiliates from their
Relationship with the Funds: Each Board, including the Independent Board
Members, reviewed the applicable contractual advisory fee rate of Global
Emerging Markets Fund, Latin America Fund and the Master Portfolio com-
pared with the other funds in the applicable Fund’s Lipper category. Each
Board also compared the total expenses of Global Emerging Markets Fund,
Latin America Fund and International Fund, as well as actual management fees, to those of other funds in its Lipper category. Each Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s finan-
cial condition and profitability with respect to the services it provided the
Funds. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitabil-
ity with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31, 2008. The
Boards reviewed BlackRock’s profitability with respect to other fund com-
plexes managed by the Manager and/or its affiliates. The Boards reviewed
BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of com-
paring profitability as a result of those factors.

The Boards noted that, in general, individual fund or product line profitabil-
ity of other advisors is not publicly available. Nevertheless, to the extent such information was available, the Boards considered BlackRock’s operat-
ing margin, in general, compared to the operating margin for leading invest-
ment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating mar-
gins for BlackRock with respect to its registered funds are generally consis-
tent with margins earned by similarly situated publicly traded competitors.
In addition, the Boards considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-
traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, each Board considered the cost of the services provided to the applicable Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the applicable Fund and the other funds advised by BlackRock and its affiliates. As part of its analy-
sis, each Board reviewed BlackRock’s methodology in allocating its costs to the management of the applicable Fund. Each Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obliga-
tions under the Agreements and to continue to provide the high quality of services that is expected by that Board.

ANNUAL REPORT

OCTOBER 31, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

The Board of each of Global Emerging Markets Fund, Latin America Fund, the Master LLC and Series Fund noted that the contractual advisory fee rate of the applicable Fund was lower than or equal to the median contrac-
tual advisory fee rate paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Boards of
Series Fund and the Master LLC further noted that the Master Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Master Portfolio increases above certain contractually specified levels.

D. Economies of Scale: Each Board, including the Independent Board
Members, considered the extent to which economies of scale might be realized as the assets of the applicable Fund increase. Each Board also considered the extent to which the applicable Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable Global Emerging Markets Fund, Latin
America Fund, the Master Portfolio and International Fund, as applicable, to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the applicable Fund’s asset level, or, in the case of the Master Portfolio and International Fund, the use of revised breakpoints based upon the Master Portfolio’s asset level.

E. Other Factors Deemed Relevant by the Board Members: Each Board,
including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the applicable Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the applicable Fund, including for administrative, transfer agency and distribution services. Each Board also considered
BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. Each Board also noted that
BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund transactions to assist in man-
aging all or a number of its other client accounts. Each Board further noted
that BlackRock completed the acquisition of a complex of exchange-traded funds (“ETFs”) on December 1, 2009, and that BlackRock’s funds may invest in such ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar prac-
tices. The Boards received reports from BlackRock which included informa-
tion on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the open-end fund market-
place, and that shareholders are able to redeem their Fund shares if they believe that the applicable Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board Members of Global Emerging Markets Fund, including the
Independent Board Members, unanimously approved the continuation of
(i) the Global Emerging Markets Advisory Agreement between the Manager and Global Emerging Markets Fund, (ii) the Global Emerging Markets Sub-
Advisory Agreement between the Manager and BIL and (iii) the Global
Emerging Markets Sub-Advisory Agreement between the Manager and
BIM, each for a one-year term ending June 30, 2011. The Board Members of Latin America Fund, including the Independent Board Members, unanimously approved the continuation of (i) the Latin America Advisory
Agreement between the Manager and Latin America Fund, (ii) the Latin
America Sub-Advisory Agreement between the Manager and BIL and
(iii) the Latin America Sub-Advisory Agreement between the Manager and BIM, each for a one-year term ending June 30, 2011. The Board
Members of the Master LLC, including the Independent Board Members, unanimously approved the continuation of (i) the Master LLC Advisory
Agreement between the Manager and the Master LLC on behalf of the
Master Portfolio and (ii) the Master LLC Sub-Advisory Agreement between the Manager and BIM with respect to the Master Portfolio, each for a one-
year term ending June 30, 2011. As part of its approval, the Board of each of Global Emerging Markets Fund, Latin America Fund and the Master LLC
considered the discussions of BlackRock’s fee structure, as it applies to the applicable Fund, being conducted by the ad hoc Joint Product Pricing
Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of each of Global Emerging Markets
Fund, Latin America Fund and the Master LLC, including the Independent
Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the applicable Fund and its shareholders. The Board of Series Fund, including the Independent Board
Members, also considered the continuation of the Master LLC Agreements and found the Master LLC Agreements to be satisfactory.

In arriving at a decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The
Independent Board Members were also assisted by the advice of inde-
pendent legal counsel in making this determination. The contractual fee arrangements for each of Global Emerging Markets Fund, Latin America
Fund and the Master LLC, as applicable, reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board
Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board
Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

48 ANNUAL REPORT

OCTOBER 31, 2010

Officers and Directors
Number of BlackRock-
Advised Registered
	Position(s)	Length		Investment Companies
	Held with	of Time		(“RICs”) Consisting of
Name, Address	Funds/	Served as		Investment Portfolios	Public
and Year of Birth	Master LLC	a Director[2]	Principal Occupation(s) During Past 5 Years	(“Portfolios”) Overseen	Directorships
Non-Interested Director[1]
Ronald W. Forbes	Co-Chair of	Since	Professor Emeritus of Finance, School of Business, State University	36 RICs consisting of	None
55 East 52nd Street	the Board	2000	of New York at Albany since 2000.	95 Portfolios
New York, NY 10055	and Director
1940
Rodney D. Johnson	Co-Chair of	Since	President, Fairmount Capital Advisors, Inc. since 1987; Director,	36 RICs consisting of	None
55 East 52nd Street	the Board	2007	Fox Chase Cancer Center since 2004; Member of the Archdiocesan	95 Portfolios
New York, NY 10055	and Director		Investment Committee of the Archdiocese of Philadelphia since
1941			2004; Director, The Committee of Seventy (civic) since 2006.
David O. Beim	Director	Since	Professor of Finance and Economics at the Columbia University	36 RICs consisting of	None
55 East 52nd Street		2007	Graduate School of Business since 1991; Trustee, Phillips Exeter	95 Portfolios
New York, NY 10055			Academy since 2002; Chairman, Wave Hill, Inc. (public garden and
1940			cultural center) from 1990 to 2006.
Dr. Matina S. Horner	Director	Since	Executive Vice President of Teachers Insurance and Annuity Association	36 RICs consisting of	NSTAR (electric
55 East 52nd Street		2007	and College Retirement Equities Fund from 1989 to 2003.	95 Portfolios	and gas utility)
New York, NY 10055
1939
Herbert I. London	Director and	Since	Professor Emeritus, New York University since 2005; John M. Olin	36 RICs consisting of	AIMS Worldwide,
55 East 52nd Street	Member of	2007	Professor of Humanities, New York University from 1993 to 2005	95 Portfolios	Inc. (marketing)
New York, NY 10055	the Audit		and Professor thereof from 1980 to 2005; President, Hudson Institute
1939	Committee		(policy research organization) since 1997 and Trustee thereof since
1980; Chairman of the Board of Trustees for Grantham University
since 2006; Director, InnoCentive, Inc. (strategic solutions company)
since 2005; Director, Cerego, LLC (software development and design)
since 2005.
Cynthia A. Montgomery	Director	Since	Professor, Harvard Business School since 1989; Director, Harvard	36 RICs consisting of	Newell Rubbermaid,
55 East 52nd Street		2000	Business School Publishing since 2005; Director, McLean Hospital	95 Portfolios	Inc. (manufacturing)
New York, NY 10055			since 2005.
1952
Joseph P. Platt	Director	Since	Director, The West Penn Allegheny Health System (a not-for-profit	36 RICs consisting of	Greenlight Capital
55 East 52nd Street		2007	health system) since 2008; Director, Jones and Brown (Canadian	95 Portfolios	Re, Ltd (reinsurance
New York, NY 10055			insurance broker) since 1998; General Partner, Thorn Partners, LP		company); WQED
1947			(private investment) since 1998; Partner, Amarna Corporation, LLC		Multi-Media (public
			(private investment company) from 2002 to 2008.		broadcasting not-for-
profit)
Robert C. Robb, Jr.	Director	Since	Partner, Lewis, Eckert, Robb and Company (management and	36 RICs consisting of	None
55 East 52nd Street		2007	financial consulting firm) since 1981.	95 Portfolios
New York, NY 10055
1945
Toby Rosenblatt	Director	Since	President, Founders Investments Ltd. (private investments) since	36 RICs consisting of	A.P. Pharma, Inc.
55 East 52nd Street		2007	1999; Director, College Access Foundation of California (philanthropic	95 Portfolios	(specialty
New York, NY 10055			foundation) since 2009; Director, Forward Management, LLC since		pharmaceuticals)
1938			2007; Director, The James Irvine Foundation (philanthropic foundation)
from 1998 to 2008.

ANNUAL REPORT

OCTOBER 31, 2010

Officers and Directors (continued)
Number of BlackRock-
Advised Registered
	Position(s)	Length		Investment Companies
	Held with	of Time		(“RICs”) Consisting of
Name, Address	Funds/	Served as		Investment Portfolios	Public
and Year of Birth	Master LLC	a Director[2]	Principal Occupation(s) During Past 5 Years	(“Portfolios”) Overseen	Directorships
Non-Interested Director[1] (concluded)
Kenneth L. Urish	Chair of	Since	Managing Partner, Urish Popeck & Co., LLC (certified public	36 RICs consisting of	None
55 East 52nd Street	the Audit	2007	accountants and consultants) since 1976; Chairman Elect of	95 Portfolios
New York, NY 10055	Committee		the Professional Ethics Committee of the Pennsylvania Institute
1951	and Director		of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania
State University Accounting Department since 2001; Trustee, The
Holy Family Foundation from 2001 to 2009; President and Trustee,
Pittsburgh Catholic Publishing Associates from 2003 to 2008;
Director, Inter-Tel from 2006 to 2007.
Frederick W. Winter	Director and	Since	Professor and Dean Emeritus of the Joseph M. Katz School of	36 RICs consisting of	None
55 East 52nd Street	Member of	2007	Business, University of Pittsburgh since 2005 and Dean thereof	95 Portfolios
New York, NY 10055	the Audit		from 1997 to 2005; Director, Alkon Corporation (pneumatics)
1945	Committee		since 1992; Director, Tippman Sports (recreation) since 2005;
Director, Indotronix International (IT services) from 2004 to 2008.

1 Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Directors who turn 72 prior to December 31, 2013.
2 Date shown is the earliest date a person has served for the Funds/Master LLC covered by this annual report. Following the combination of Merrill Lynch
Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Funds’/Master LLC’s Board in
2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W.
Forbes, 1977; Dr. Matina Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert
C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Directors[3]
Richard S. Davis	Director	Since	Managing Director, BlackRock, Inc. since 2005; Chief Executive	169 RICs consisting of	None
55 East 52nd Street		2007	Officer, State Street Research & Management Company from 2000	290 Portfolios
New York, NY 10055			to 2005; Chairman of the Board of Trustees, State Street Research
1945			Mutual Funds from 2000 to 2005.
Henry Gabbay	Director	Since	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director,	169 RICs consisting of	None
55 East 52nd Street		2007	BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer,	290 Portfolios
New York, NY 10055			BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock
1947			Funds and BlackRock Bond Allocation Target Shares from 2005 to
2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

3 Mr. Davis is an “interested person,” as defined in the 1940 Act, of the Funds/Master LLC based on his positions with BlackRock, Inc. and its affiliates. Mr.
Gabbay is an “interested person” of the Funds/Master LLC based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of
BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Directors who turn 72 prior to December 31, 2013.

50 ANNUAL REPORT

OCTOBER 31, 2010

Officers and Directors (concluded)
Position(s)
Held with
Name, Address	Funds/	Length of
and Year of Birth	Master LLC	Time Served	Principal Occupation(s) During Past 5 Years
Officers[1]
John M. Perlowski	President	Since	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009;
55 East 52nd Street	and Chief	2010	Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management,
New York, NY 10055	Executive	L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President
1964	Officer	thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009.
Jeffrey Holland, CFA	Vice	Since	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009; Chief Operating Officer
55 East 52nd Street	President	2009	of BlackRock’s US Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s US Retail
New York, NY 10055		Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.
1971
Brendan Kyne	Vice	Since	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product
55 East 52nd Street	President	2009	Development and Management for BlackRock’s US Retail Group since 2009, co-head thereof from 2007 to 2009; Vice
New York, NY 10055		President of BlackRock, Inc. from 2005 to 2008; Associate of BlackRock, Inc. from 2002 to 2004.
1977
Brian Schmidt	Vice	Since	Managing Director of BlackRock, Inc. since 2004; Various positions with US Trust Company from 1991 to 2003 including
55 East 52nd Street	President	2009	Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and
New York, NY 10055		Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.
1958
Neal Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting
55 East 52nd Street	Financial	2007	and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.
New York, NY 10055	Officer
1966
Jay Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the Merrill
55 East 52nd Street		2007	Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director
New York, NY 10055		of MLIM Fund Services Group from 2001 to 2006.
1970
Brian Kindelan	Chief	Since	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of
55 East 52nd Street	Compliance	2007	BlackRock, Inc. since 2005.
New York, NY 10055	Officer
1959
Howard Surloff	Secretary	Since	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman
55 East 52nd Street		2007	Sachs Asset Management, L.P. from 1993 to 2006.
New York, NY 10055
1965
[1] Officers of the Funds/Master LLC serve at the pleasure of the Board.
Further information about the Corporation’s/Master LLC’s Officers and Directors is available in the Funds’ Statements of Additional Information,
which can be obtained without charge by calling (800) 441-7762.
Investment Advisor		Custodian	Accounting Agent	Distributor	Address of the Funds
BlackRock Advisors, LLC		Brown Brothers	State Street Bank	BlackRock Investments, LLC	100 Bellevue Parkway
Wilmington, DE 19809		Harriman & Co.	and Trust Company	New York, NY 10022	Wilmington, DE 19809
		Boston, MA 02109	Princeton, NJ 08540
Sub-Advisors				Legal Counsel
BlackRock Investment				Sidley Austin LLP
Management, LLC[1]		Transfer Agent	Independent	New York, NY 10019
Plainsboro, NJ 08536		BNY Mellon Investment	Registered Public
		Servicing (US) Inc.	Accounting Firm
BlackRock		Providence, RI 02940	Deloitte & Touche LLP
International Limited[2]			Princeton, NJ 08540
Edinburgh, Scotland
United Kingdom EH3 8JB
[1] For Global Emerging Markets
Fund and Latin America Fund.
[2] For all Funds.		Effective September 24, 2010, John M. Perlowski became
President and Chief Executive Officer of the Funds/Master LLC.

ANNUAL REPORT

OCTOBER 31, 2010

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or
Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Portfolio Schedule of Investments

The Funds/Master LLC file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’/Master LLC’s
Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in
Washington, D.C. Information on the operation of the Public Reference
Room may be obtained by calling (800) SEC-0330. The Funds’/Master
LLC’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds/Master LLC use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762;
(2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds/Master LLC voted proxies relating to securities held in the Funds’/Master LLC’s portfolio during the most recent
12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

52 ANNUAL REPORT

OCTOBER 31, 2010

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at

http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have

$50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover,
Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock col-
lects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applica-
tions, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or serv-
ices that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including pro-
cedures relating to the proper storage and disposal of such information.

ANNUAL REPORT

OCTOBER 31, 2010

A World-Class Mutual Fund Family
BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.
Equity Funds
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global SmallCap Fund		BlackRock Natural Resources Trust
BlackRock Asset Allocation Portfolio†	BlackRock Health Sciences Opportunities Portfolio		BlackRock Pacific Fund
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund		BlackRock Science & Technology
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio*		Opportunities Portfolio
BlackRock Capital Appreciation Fund	BlackRock International Fund		BlackRock Small Cap Core Equity Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Index Fund		BlackRock Small Cap Growth Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Opportunities Portfolio		BlackRock Small Cap Growth Fund II
BlackRock EuroFund	BlackRock International Value Fund		BlackRock Small Cap Index Fund
BlackRock Focus Growth Fund	BlackRock Large Cap Core Fund		BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Focus Value Fund	BlackRock Large Cap Core Plus Fund		BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund		BlackRock S&P 500 Stock Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund		BlackRock U.S. Opportunities Portfolio
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund		BlackRock Utilities and Telecommunications Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio		BlackRock Value Opportunities Fund
BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio		BlackRock World Gold Fund
BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
Fixed Income Funds
BlackRock Bond Index Fund	BlackRock High Yield Bond Portfolio		BlackRock Managed Income Portfolio
BlackRock Bond Portfolio	BlackRock Income Portfolio†		BlackRock Multi-Sector Bond Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio		BlackRock Short-Term Bond Fund
BlackRock Floating Rate Income Portfolio	BlackRock Intermediate Government		BlackRock Strategic Income
BlackRock GNMA Portfolio	Bond Portfolio		Opportunities Portfolio
BlackRock Global Dividend Income Portfolio†	BlackRock International Bond Portfolio		BlackRock Total Return Fund
BlackRock Government Income Portfolio	BlackRock Long Duration Bond Portfolio		BlackRock Total Return Portfolio II
BlackRock High Income Fund	BlackRock Low Duration Bond Portfolio		BlackRock World Income Fund
Municipal Bond Funds
BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio		BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund		BlackRock Ohio Municipal Bond Portfolio
BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund		BlackRock Pennsylvania Municipal Bond Fund
BlackRock Intermediate Municipal Fund	BlackRock New Jersey Municipal Bond Fund		BlackRock Short-Term Municipal Fund
Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		BlackRock LifePath Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055
2035

* See the prospectus for information on specific limitations on investments in the fund.
† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at
www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

54 ANNUAL REPORT OCTOBER 31, 2010

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by a Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see each Fund’s prospectus for a description of risks associated with global investments.

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:
Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End
BlackRock Latin	$33,700	$33,700	$0	$0	$7,900	$6,100	$84	$1,028
America Fund, Inc.

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-
approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the
Committee without consideration on a specific case-by-case basis (“general pre-approval”).
The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose,

multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End
BlackRock Latin America Fund,	$18,761	$409,628
Inc.

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $10,777, 0%

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and
Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Latin America Fund, Inc.

By: /s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer of
BlackRock Latin America Fund, Inc.

Date: January 5, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Latin America Fund, Inc.

Date: January 5, 2011

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Latin America Fund, Inc.

Date: January 5, 2011